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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

Kinder Morgan Canada Limited
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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March 28, 2018

Dear shareholder:

        You are cordially invited to attend our 2018 Annual Meeting of Shareholders to be held in the Grand Lecture Theatre of the Metropolitan Conference Centre, 333—4 Ave SW, Calgary, Alberta, on Wednesday, May 16, 2018, at 9:00 a.m. (Calgary time). The accompanying proxy statement describes the matters to be presented for approval at the meeting.

        Representation of your shares at the meeting is very important. I urge you, whether or not you plan to attend the meeting, to vote promptly over the Internet or by telephone or by mailing a completed proxy card or voting instruction form. Instructions on how to vote begin on page ii of the proxy statement.

        Thank you for your support.

Sincerely,

Steven J. Kean Chairman and Chief Executive Officer

 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 16, 2018

To our shareholders:

        The 2018 Annual Meeting of Shareholders will be held in the Grand Lecture Theatre of the Metropolitan Conference Centre, 333—4 Ave SW, Calgary, Alberta, on Wednesday, May 16, 2018, at 9:00 a.m. (Calgary time), for the following purposes, as described in the accompanying proxy statement:

  •
  to receive the Consolidated Financial Statements together with the auditor's report thereon for the year ended December 31, 2017;

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  to elect the six nominated directors;

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  to appoint PricewaterhouseCoopers LLP as our independent auditor for 2018; and

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  to consider such other business as may properly be brought before the meeting or any adjournment or postponement thereof.

        Only holders of our company voting shares as of the close of business on March 27, 2018, the record date, are entitled to receive notice of and to vote at the meeting. A list of all registered holders entitled to vote is on file at our principal offices at Suite 2700, 300 - 5th Avenue S.W., Calgary, Alberta, and will be available for inspection by any shareholder for any purpose germane to the meeting during the meeting and during business hours for ten days prior to the meeting.

        Even if you plan to attend the meeting in person, please cast your vote in advance as soon as possible using one of the methods described in the accompanying proxy statement. You may vote over the Internet or by telephone or by mailing a completed proxy card or voting instruction form, as applicable, all as described in the proxy statement. In order to be valid, proxy cards and votes cast over the Internet and by telephone must be received not less than 48 hours (excluding weekends and holidays) before the time set for the meeting or any adjournment thereof. If you hold your shares in street name, then you should follow the instructions on the voting instruction form provided by your broker or other intermediary with respect to the procedures to be followed for voting at the meeting. Any shareholder attending the meeting who presents appropriate documentation described in the proxy statement may revoke an earlier vote by proxy and vote in person.

IF YOU PLAN TO ATTEND:

        Please note that space constraints make it necessary to limit attendance to shareholders. Guests of shareholders will not be admitted. Admission to the meeting will be on a first-come, first-served basis. Registration will begin at 8:00 a.m. (Calgary time), and seating will begin at 8:30 a.m. (Calgary time). Shareholders will be asked to present valid picture identification, such as a driver's license or passport. Shareholders holding company voting shares in brokerage accounts will also need to bring the voting instruction form that they received from their broker or other intermediary in connection with the meeting, or a copy of a brokerage statement reflecting ownership of company voting shares as of the record date. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

By order of the Board of Directors,

March 28, 2018	Steven J. Kean
Calgary, Alberta	Chairman and Chief Executive Officer

 PROXY SUMMARY
2018 ANNUAL MEETING OF SHAREHOLDERS

        This summary contains highlights about this proxy statement. This summary does not contain all of the information that you should consider in advance of the annual meeting, and we encourage you to read the entire proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2017 carefully before voting.

        Unless stated otherwise or the context otherwise requires, all references in this proxy statement to "we," "us," "our," "KML" or the "company" are to Kinder Morgan Canada Limited, and all references to "KMI" are to Kinder Morgan, Inc. and its subsidiaries (other than KML and its subsidiaries), as applicable, and "Board" or "Board of Directors" refers to our Board of Directors. We refer to our restricted voting shares and our special voting shares collectively as our "company voting shares."

 MEETING INFORMATION

Date and time:	Wednesday, May 16, 2018, 9:00 a.m. Calgary time.
Place:	The Grand Lecture Theatre of the Metropolitan Conference Centre, 333—4 Ave SW, Calgary, Alberta.
Record date:	The close of business on March 27, 2018.
Voting:	Holders of company voting shares as of the close of business on the record date may vote. Each company voting share is entitled to one vote on each matter to be voted upon.
Voting Deadline:	In order to be valid and acted upon at the meeting, forms of proxy, as well as votes cast over the Internet and by telephone must be received in each case not less than 48 hours (excluding weekends and holidays) before the time set for the meeting or any adjournment thereof. If you hold your shares in street name, then you should follow the instructions on the voting instruction form provided by your broker or other intermediary with respect to the procedures to be followed for voting at the meeting.

MATTERS TO BE VOTED ON AND BOARD RECOMMENDATION

        The following table summarizes the proposals to be considered at the meeting and our Board's voting recommendation with respect to each proposal.

Proposal	Board Recommendation	Page Reference
Election of six directors, each to serve until the next annual meeting of shareholders	FOR EACH NOMINEE	45
Appointment of PricewaterhouseCoopers LLP as our independent auditor for 2018	FOR	45

i

HOW TO VOTE

        You may vote your shares by any of the following methods:

By Internet	View proxy materials and vote online by following the instructions on your proxy card or voting instruction form.
By Telephone	Vote by telephone by following the instructions on your proxy card or voting instruction form.
By Mail
Vote by completing and returning a signed paper proxy card (if you are the registered holder of your shares) or by following the vote-by-mail instructions included on the voting instruction form provided by your broker or other intermediary (if your shares are held beneficially in street name).
In Person at the Meeting
If you are the registered holder of your shares, you may vote in person at the annual meeting. If, on the other hand, you hold your shares through a broker or other intermediary, you must first obtain a "legal proxy" from your broker or other intermediary, and you must provide a copy of your legal proxy to us in order to vote in person at the meeting.

        For more information, please read "Questions and Answers about the Annual Meeting" below.

ii

Suite 2700, 300—5th Avenue S.W.
Calgary, Alberta T2P 5J2

PROXY STATEMENT
2018 ANNUAL MEETING OF SHAREHOLDERS

        Our Board is furnishing you with this proxy statement in connection with the solicitation of proxies by management of the company to be voted at the 2018 Annual Meeting of Shareholders and any postponements or adjournments thereof. In connection with the annual meeting, the company has mailed to registered and beneficial shareholders a proxy card or voting instruction form, as applicable, the notice of meeting and the proxy statement. This proxy statement is first being sent to shareholders beginning on April 16, 2018.

        References in this document to "dollars," "$," C$ or "CAD$" are to the currency of Canada, and references to "US$" or "USD" are to the currency of the United States.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

What is the difference between a registered holder and a beneficial owner or "street name" holder?

        If your shares are registered directly in your name with our transfer agent, Computershare Trust Company of Canada, you are considered the shareholder of record with respect to those shares, referred to in this proxy statement as a "registered" holder. As the registered holder, you have the right to vote in person at the annual meeting. As of the record date, Clearing and Depository Services Inc. ("CDS") was the sole registered holder of our restricted voting shares, and Kinder Morgan Canada Company and KM Canada Terminals ULC were the only registered holders of our special voting shares.

        If your shares are held in a brokerage account or by another intermediary, you are considered the beneficial owner or "street name" holder. A street name holder is not the shareholder of record entitled to vote in person at the meeting. However, as a beneficial owner, you have the right to direct your broker or other intermediary regarding how to vote the shares held in your account or to obtain a proxy from your broker and vote your shares in person at the meeting. All of our shareholders other than CDS, Kinder Morgan Canada Company and KM Canada Terminals ULC are beneficial owners.

Who is entitled to vote on the matters presented at the annual meeting?

        All shareholders who owned our company voting shares as of the close of business on March 27, 2018, which we refer to as the record date, are entitled to receive notice of, and to vote their company voting shares owned as of the close of business on the record date at, the annual meeting and any postponements or adjournments of the meeting. If you owned our company voting shares as of the close of business on the record date, you are authorized to vote those shares at the annual meeting, even if you subsequently sell them, except to the extent that you have transferred your company voting shares after the record date and the transferee of such shares establishes its ownership of such shares and requests, not later than ten days before the meeting, that its name be included on the list of shareholders eligible to vote at the meeting, in which case the transferee will be entitled to vote those shares at the meeting. Please see "How do I vote?" below for important information regarding how to vote your shares.

        As at March 27, 2018, there were 130,661,302 restricted voting shares and 243,455,654 special voting shares issued and outstanding. To the knowledge of the directors and executive officers of the company, no person or company beneficially owns, controls or directs, directly or indirectly, voting securities carrying more than 10% of the voting rights attached to any class of voting securities of the company, except KMI, which, through its indirect wholly-owned subsidiaries, Kinder Morgan Canada Company and KM Canada Terminals ULC, holds all of the issued and outstanding special voting shares.

How do I vote?

        You may vote your shares by any of the following methods:

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  By Internet—If you have Internet access, you may view proxy materials and vote online by following the instructions on your proxy card (if you are the registered holder of your shares) or voting instruction form (if your shares are held beneficially in street name).

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  By Telephone—You may submit your vote by telephone by following the instructions on your proxy card (if you are the registered holder of your shares) or voting instruction form (if your shares are held beneficially in street name).

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  By Mail—You may vote by completing and returning a signed paper proxy card (if you are the registered holder of your shares) or by following the vote-by-mail instructions included on the voting instruction form provided by your broker or other intermediary (if your shares are held beneficially in street name).

  •
  In Person at the Annual Meeting—

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  Registered Holders.  As a registered holder, you have the right to vote in person at the annual meeting.

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  Street Name Holders.  If you are a street name holder and you wish to vote in person at the meeting, you must appoint yourself as proxy on the proxy card or voting instruction form provided by your broker or other intermediary that holds your shares, giving you the right to vote your shares in person at the meeting. You must appoint yourself as proxy not less than 48 hours (excluding weekends and holidays) before the time set for the meeting or any adjournment thereof. On the day of the meeting, you will need to provide a copy of such proxy card or voting instruction form indicating that you have been appointed as proxy in order to obtain a ballot.

        Even if you plan to attend the annual meeting, your plans may change, so it is a good idea to complete, sign and return your proxy card or voting instruction form, or vote over the Internet or by telephone in advance of the deadline for voting. Any shareholder attending the meeting who presents the appropriate documentation may revoke an earlier vote by proxy and vote in person.

        In order to be valid, proxy cards and votes cast over the Internet and by telephone must be received not less than 48 hours (excluding weekends and holidays) before the time set for the meeting or any adjournment thereof. If you hold your shares in street name, then you should follow the instructions on the voting instruction form provided by your broker or other intermediary with respect to the procedures to be followed for voting at the meeting.

How can I access the proxy materials over the Internet?

        You can view the proxy materials related to the annual meeting on the Internet website listed on your proxy card or voting instruction form. Please have your control number available. Your control number can be found on your proxy card or voting instruction form.

        You also may access the proxy materials through our website at http://annualmeeting.kindermorgancanadalimited.com and on file with the System for Electronic Document Analysis and Retrieval ("SEDAR") at www.sedar.com.

What does it mean if I receive more than one set of proxy materials?

        It means that you have multiple accounts at Computershare and/or with one or more brokers. Please vote using each control number to ensure that all your shares are voted.

How many votes do I have?

        You have one vote for each company voting share that you owned as of the close of business on the record date.

How many shares must be present to conduct the annual meeting?

        The presence at the annual meeting, in person or by proxy, of at least two shareholders together holding not less than 25% of our company voting shares outstanding as of the close of business on the record date will constitute a quorum. The presence of a quorum will permit us to conduct the proposed business at the annual meeting. As of the close of business on the record date, 347,116,956 company voting shares were issued and outstanding. As a result, holders of at least 86,779,239 company voting shares must be present in person or by proxy to constitute a quorum.

        Your company voting shares will be counted as present at the annual meeting if you:

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  have properly submitted a proxy card or voting instruction form, as applicable, or voted over the Internet or by telephone before the deadline for voting; or

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  attend the meeting, if you are a registered holder or if you are a street name holder and have appointed yourself as proxy not less than 48 hours (excluding weekends and holidays) before the time set for the meeting or any adjournment thereof.

        Proxies received but marked as abstentions and broker non-votes will be included in the number of shares considered present at the annual meeting for quorum purposes.

What happens if I do not specify a choice for a proposal when returning a proxy?

        If you sign and return a paper proxy card or voting instruction form and no direction is given for any item on the proxy card or voting instruction form, it will be voted for the election of the nominated slate of directors and for the appointment of PricewaterhouseCoopers LLP as our independent auditor for 2018.

        However, if you are a street name holder whose shares are held by a broker who is subject to U.S. regulation and you fail to provide voting instructions, your broker is only permitted to vote your shares on the appointment of PricewaterhouseCoopers LLP as our independent auditor for 2018. Without your voting instructions, brokers subject to U.S. regulation may not vote on any of the other proposals, and a "broker non-vote" will occur, which means your vote will not be counted with respect to such matters. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

Can I change my vote after I return my proxy card?

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  Registered Holders.  If you are a registered holder, you may change your vote at any time before the voting deadline, or you may revoke your proxy and submit a new proxy or vote in person at the annual meeting. You may do this in a number of ways. First, you may cast a new vote over the Internet or by telephone, so long as you do so by the deadline of 9:00 a.m. (Calgary time) on May 14, 2018 (48 hours prior to the annual meeting) or 48 hours prior to any adjournment of the annual meeting. Second, you may complete and submit a new proxy card. Third, you may send a written notice stating that you would like to revoke your proxy. If you choose either of the latter two methods, you must submit your notice of revocation or your new proxy card to the attention of our corporate secretary (Suite 2700, 300—5th Avenue S.W., Calgary, Alberta T2P 5J2) so that it is received on or before the last business day before the annual meeting. Finally, you may attend the annual meeting, submit a written notice of recovation to the chair of the meeting and vote in person. Simply attending the meeting, without voting in person, will not revoke your proxy.

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  Street Name Holders.  If you are a street name holder and you have instructed a broker to vote your shares, you must follow directions received from your broker to change your vote.

What vote is required to approve each item?

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  Election of Directors.  To be elected to the Board, a nominee must receive a majority of the votes cast, that is, the number of votes cast "FOR" a nominee's election must exceed the number of votes "WITHHELD" for such nominee's election. A failure to vote will not be taken into account in director elections.

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  Appointment of Independent Auditor for 2018.  For PricewaterhouseCoopers LLP to be appointed as our independent auditor for 2018, the firm must receive the affirmative vote by holders of a majority of the votes cast. An instruction to "ABSTAIN" will not be voted, although the shares represented by such instruction will be counted for purposes of determining whether there is a quorum. In the event shareholders do not appoint PricewaterhouseCoopers LLP, the selection will be reconsidered by the Audit Committee and our Board.

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  Important Voting Information for Street Name Holders.  If you are a street name holder whose shares are held by a broker who is subject to U.S. regulation, your broker or other intermediary will not be permitted to exercise voting discretion with respect to most of the matters to be acted upon. Thus, if you do not give your broker or other intermediary specific instructions, your shares will not be voted on those matters and will not be counted in determining the number of shares voted. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum. Please communicate your voting decisions to your broker or other intermediary before the date of the annual meeting so that your vote can be counted.

Who has been appointed as my proxy holder(s)?

        The persons named in the proxy card included with the proxy materials are officers of our company. A holder of company voting shares submitting a completed proxy card or voting instruction form has the right to appoint a person or company (who does not have to be a shareholder of the company) to be their representative at the annual meeting other than the persons designated in the proxy card or voting instruction form. Such appointment may be exercised by inserting the name of the appointed representative in the blank space provided for that purpose. If you cannot attend the meeting in person, you are requested to vote in accordance with the instructions in "How do I vote?" above.

How will my proxy holder(s) vote my shares?

        The persons named in the enclosed proxy card will, if the instructions are clear, vote the company voting shares represented by that proxy card, and where a choice with respect to any matter to be acted upon has been specified in the proxy card, the voting shares will be voted in accordance with those instructions. See "What happens if I do not specify a choice for a proposal when returning a proxy?" above for information about how shares will be voted for matters for which no specification has been made on your proxy card.

        The proxy card confers discretionary authority on the designated proxy holders with respect to amendments or variations of matters identified herein or other matters that may properly come before the annual meeting. As of the date of this proxy statement, management of the company knows of no such amendment, variation or other matter. For further information, please see "Other Matters" in this proxy statement.

Do I have any dissenters' rights?

        No. Under the laws of the Province of Alberta, dissenters' rights are not available to our shareholders with respect to the matters to be voted on at the annual meeting.

Who can attend the annual meeting?

        Due to space and security concerns, only shareholders as of the close of business on the record date or their duly appointed proxy holders may attend the annual meeting. We are not able to admit guests of either shareholders or proxy holders. Admission to the annual meeting will be on a first-come, first-served basis. Registration will begin at 8:00 a.m. (Calgary time), and seating will begin at 8:30 a.m. (Calgary time). Cameras, recording devices and other electronic devices will not be permitted at the meeting.

        Shareholders and proxy holders will be asked to present valid picture identification, such as a driver's license or passport. Please note that if you hold your shares in street name, you will also need to bring the voting instruction form that you receive from your broker or other intermediary in connection with the annual meeting or a copy of a brokerage statement reflecting your share ownership as of the close of business on the record date.

        Beneficial shareholders who have not appointed themselves as proxy at least 48 hours (excluding weekends and holidays) before the time set for the meeting or any adjournment thereof, will not be able to vote in person at the annual meeting. See "How do I vote?" above.

Where can I find the voting results of the annual meeting?

        The preliminary voting results will be announced at the meeting. The final results will be reported in a news release that we will file on SEDAR, located at www.sedar.com, promptly following the meeting and on a current report on Form 8-K that we will file with the U.S. Securities and Exchange Commission (the "SEC") within four business days after the meeting.

Who will pay the expenses incurred in connection with the solicitation of my vote?

        We will pay the cost of preparing these proxy materials and soliciting your vote. We also will pay the annual meeting expenses. In addition, proxies may be solicited by our directors, officers and other employees by telephone, Internet, fax, in person or otherwise. These individuals will not receive any additional compensation for assisting in the solicitation. We may also request that brokerage firms, nominees, custodians and fiduciaries transmit proxy materials to the street name holders, and we will reimburse them for their reasonable out-of-pocket expenses in transmitting such material. Firms including Computershare Trust Company of Canada and Broadridge Financial Solutions, Inc. will perform the broker nominee search and distribute proxy materials to banks, brokers, nominees and intermediaries. We will pay these third parties approximately $21,000 plus out-of-pocket expenses for these services.

        The company is sending the proxy materials directly to its registered shareholders and indirectly to all beneficial shareholders through their intermediaries. The company will pay for an intermediary to deliver the applicable proxy materials to both "objecting beneficial owners" and "non-objecting beneficial owners." The Company is not sending any proxy materials directly to beneficial owners.

        If you vote over the Internet or by telephone, any Internet access or telephone charges will be your responsibility.

How can I find more information about KML?

        There are several ways. We file annual and interim financial statements, management's discussion and analysis and other reports on SEDAR (www.sedar.com) and file annual, quarterly and other reports, proxy statements and other information with the SEC. The SEC maintains an Internet website that contains these reports, proxy statements and other material that are filed through the SEC's Electronic Data Gathering, Analysis and Retrieval (EDGAR) System. This system can be accessed at www.sec.gov. You can find information we have filed with the SEC by reference to our corporate name or to our SEC file number, 000-55864. You also may read and copy any document we file at the SEC's public reference room located at: 100 F Street, N.E., Room 1503, Washington, D.C. 20549.

        Please call the SEC at 1-800-SEC-0330 for further information on the public reference room and its copy charges.

        Additional information regarding the company is available under our profile on SEDAR at www.sedar.com. Financial information of the company is provided in our annual financial statements and accompanying management's discussion and analysis for the year ended December 31, 2017. Our filings, including our financial statements and management's discussion and analysis, are available under our SEDAR profile at www.sedar.com or on EDGAR at www.sec.gov or you may request a copy by contacting us at the following address and telephone number: Kinder Morgan Canada Limited, Investor Relations Department, 1001 Louisiana Street, Suite 1000, Houston, Texas 77002, (713) 369-9000. You also may locate copies of our filings by visiting our website at www.kindermorgancanadalimited.com.

CORPORATE GOVERNANCE

        The primary responsibility of the Board is to oversee the management of the company with a view to enhancing the value of the company and ensuring the conduct of our business in an ethical and legal manner through an appropriate system of corporate governance and internal controls. The Board manages or supervises the management of the business and affairs of the company. Subject to the provisions of the Business Corporations Act (Alberta) (the "ABCA"), the Board may delegate certain of those powers and authority that the directors of the company, or independent directors, as applicable, deem necessary or desirable to effect the actual administration of the duties of the Board. In connection with the management of the business and affairs of the company, the Board authorized the company to enter into each of the Services Agreement and the Cooperation Agreement. See "Certain Relationships and Related Party Transactions." The Mandate of the Board of Directors is attached hereto as Schedule A and is available on the "Corporate Governance" page of our website at www.kindermorgancanadalimited.com and on our SEDAR profile at www.sedar.com.

The Board of Directors

        Each person listed below has served on our Board of Directors since April or May of 2017, as applicable, and is nominated to stand for re-election to the Board until our 2019 annual meeting. For information about the experience and qualifications of each of the director nominees, please see "Item 1—Election of Directors."

Name	Age	Position with the Company	Principal Occupation
Steven J. Kean	56	Chair of the Board and Chief Executive Officer	President and Chief Executive Officer and a member of the Office of the Chairman and Director of KMI
Kimberly A. Dang	47	Director	Vice President and Chief Financial Officer and a member of the Office of the Chairman and Director of KMI
Daniel P. E. Fournier	64	Director (Independent)	Retired, former barrister and solicitor with Blake, Cassels & Graydon LLP
Gordon M. Ritchie	64	Lead Director (Independent)	Retired, former Vice Chairman of RBC Capital Markets
Dax A. Sanders	43	Director and Chief Financial Officer	Vice President of Corporate Development of KMI
Brooke N. Wade	64	Director (Independent)	President of Wade Capital Corporation

Director Information	Principal Occupation and Biography

Steven J. Kean Houston, Texas, United States Director since April 2017 Education: • Bachelor of Arts (Iowa State University) • J.D. (University of Iowa))	Steven J. Kean has served as the Chair of the Board of Directors and Chief Executive Officer of the company since April 2017 and is the President and Chief Executive Officer and a member of the board of directors of KMI. Mr. Kean joined KMI in 2002 and has held numerous senior management positions within KMI, including Executive Vice President of Operations and President of Natural Gas Pipelines. He was Executive Vice President and Chief Operating Officer for KMI and its predecessors from 2006 until March 2013, when he was named President and Chief Operating Officer, in which capacity he served until he assumed the Chief Executive Officer role in June 2015. Mr. Kean has worked in the energy industry since 1985 in various commercial, operational and legal positions, primarily in the wholesale energy and pipeline sectors. Mr. Kean's experience as one of KMI's executives since 2002 provides him valuable management and operational expertise and a thorough understanding of our business operations and strategy.

Kimberly A. Dang
Houston, Texas, United States

Director since April 2017

Education:

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MBA (J.L. Kellogg Graduate School of Management at Northwestern University)

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Bachelor (Accounting) (Texas A&M University))

Ms. Dang has served as a director of the company since April 2017. She has served as Vice President and Chief Financial Officer of KMI since 2005 and as a director of KMI since January 2017. She has served in various management roles for KMI companies since 2001 and in senior executive roles since 2005. Prior to her experience with KMI, among other things, Ms. Dang spent six years at Goldman Sachs working in its real estate investment area. Ms. Dang's years of leadership as a Chief Financial Officer, together with her extensive business acumen, provide our Board with necessary strategic insight. Ms. Dang also provides a diverse perspective that is important to our Board.

Director Information	Principal Occupation and Biography

Daniel P. E. Fournier, Q.C.
Calgary, Alberta, Canada

Independent; director since April 2017

Board Committees:

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Audit Committee

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Compensation Committee

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Environmental, Health and Safety Committee (Chair)

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Nominating and Governance Committee (Chair)

Education:

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Bachelor of Commerce (Concordia University (Montreal))

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B.C.L. and an LL.B. (McGill University))

Daniel P. E. Fournier is an independent director of the company. For over 25 years, Mr. Fournier was a partner at the law firm of Blake, Cassels & Graydon LLP. Prior to his retirement in January 2017, Mr. Fournier led the Finance and Banking group in the firm's Calgary office and obtained significant legal experience in the Middle East and North Africa region, having opened the firm's offices in Bahrain and Saudi Arabia and acted as Chair of Blake, Cassels & Graydon LLP's practice in the region for a number of years. Mr. Fournier has advised on the structuring of numerous private and public financings including with respect to the development of Canada's oil sands industry and advising Canadian companies doing business abroad. His expertise also extends to structuring joint ventures between major energy participants and advising on shareholder agreements, joint venture agreements and corporate governance matters. Mr. Fournier recently served as General Counsel and Corporate Secretary of a public energy company prior to its sale to an international enterprise. He currently sits on the board of the Canada Arab Business Council and the board of DrillBook.com Inc. Mr. Fournier also served as a long-time director of Sports Calgary and was a founder of the Edge School for Athletes in Calgary. Mr. Fournier's years of experience in the legal arena regarding financing matters, including project financing matters, provide him with an understanding of and perspective on legal, project, and financing-related matters as well as other issues we encounter, which enhance his contributions to the Board.

Director Information	Principal Occupation and Biography

Gordon M. Ritchie
Calgary, Alberta, Canada

Independent; director since April 2017

Board Committees:

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Audit Committee (Chair)

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Compensation Committee

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Environmental, Health and Safety Committee

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Nominating and Governance Committee

Education:

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MBA (University of Western Ontario)

•

Bachelor of Arts (Economics) (University of Alberta))

Gordon M. Ritchie has served as an independent director of the Company since May 2017. Mr. Ritchie retired in 2016, following a career spanning over 30 years with RBC Capital Markets LLC. From 2005 through 2016 Mr. Ritchie served as Vice Chairman, with primary responsibility for many of RBC's top energy clients. During this period Mr. Ritchie led teams completing most of the largest energy M&A and financing transactions in Canada, aggregating in excess of $200 billion. From 2001 through 2005, Mr. Ritchie served as Managing Director and Head of the Global E&P Energy Group. Before that, Mr. Ritchie spent six years in New York where he served as President and Chief Executive Officer of RBC's U.S. Broker/Dealer Operations (1993 to 1999); was co-Head of RBC's International Corporate Finance Group based in London, England (1989 to 1993); was Vice President, Corporate Finance in Calgary (1984 to 1988); and Energy Research Analyst (1979 to 1983). He served as Vice-Chairman of RBC Capital Markets from 2005 until his retirement. Mr. Ritchie has extensive experience in investment banking with RBC Capital Markets in Europe, the United States and Canada. He served on the board of directors of Gemini Corporation from 2012 to 2016 and then rejoined its board in May 2017; in addition, he joined the board of directors of Obsidian Energy,  Ltd. on December 1, 2017. Mr. Ritchie has been a member of the board of governors of the University of Calgary since 2013 and was appointed as Chair to the board of governors in 2016. Mr. Ritchie's extensive investment banking background, experience with the energy industry and service on other public company boards provide him with valuable perspective on the energy industry, and on our strategic planning, capital allocation and finance matters.

Director Information	Principal Occupation and Biography

Dax A. Sanders, CPA
Houston, Texas, United States

Director since April 2017

Education:

•

MBA (Harvard Business School),

•

Master's (Accounting) (Texas A&M University)

•

Bachelors of Business Administration (Accounting) (Texas A&M University)

Dax A. Sanders has served as a director and Chief Financial Officer of the company since April 2017 and is Vice President, Corporate Development of KMI, a role he has served in for KMI and its predecessors and affiliates since March 2013. From 2009 until March 2013, he was a Vice President within KMI's Corporate Development group. From 2006 until 2009, Mr. Sanders was Vice President of Finance for KMI's Canada business segment. Mr. Sanders joined KMI in 2000, and from 2000 to 2006 served in various finance and business development roles within its Corporate Development, Investor Relations, Natural Gas Pipelines and Products Pipelines groups, with the exception of a two year period while he attended business school. Mr. Sanders' experience with Kinder Morgan provides him extensive historical knowledge of our business operations, finances and personnel, experience in corporate development and capital allocation matters, and perspective from an investor relations standpoint, all of which are valuable to our Board.

Brooke N. Wade
Vancouver, Alberta, Canada

Independent; director since April 2017

Board Committees:

Audit Committee

Compensation Committee (Chair)

Environmental, Health and Safety Committee

Nominating and Governance Committee

Education:

•

Bachelor of Commerce (University of Calgary)

•

Chartered Accountant (Fellow of the Institute of Chartered Accountants of British Columbia)

Brooke N. Wade is an independent director of the Company. Mr. Wade is the President of Wade Capital Corporation, a private investment company active in private equity, oil and gas, real estate and industrial businesses. From 1994 to 2005, Mr. Wade was the co-founder and Chairman and Chief Executive Officer of Acetex Corporation, a publicly traded chemical company specializing in acetyls, specialty polymers, and films. In July 2005, Acetex Corporation was acquired by Blackstone. Prior to founding Acetex, Mr. Wade was founding President and Chief Executive Officer of Methanex Corporation. In 1991, Ocelot Industries spun out its oil and gas assets and began a plan of growth through acquisition into what is today Methanex Corporation—the world's largest methanol producer. Prior to joining Ocelot, he was involved in a number of independent business ventures. Mr. Wade also serves on the boards of several private and public companies including, Novinium Inc., Gran Tierra Energy Inc., Belkin Enterprises Ltd., and is a member of the Advisory Board of Northbridge Capital Partners and a participant of the AEA Investors group of funds. In addition, Mr. Wade is a member of the Dean's Advisory Council of the John F. Kennedy School of Government at Harvard University. Mr. Wade's Chief Executive Officer, business operations and management, general leadership, investing and capital allocation experience, as well as his service on other public company boards provide us with public company senior executive and board member perspectives and judgment important to guiding our company.

Independence of Board Members

        Our Board has affirmatively determined that, based on a consideration of all relevant facts and circumstances, each of Messrs. Fournier, Ritchie and Wade has no material relationship with us and is independent, as that term is defined in National Instrument 58-101—Disclosure of Corporate Governance Practices ("NI 58-101") and our Mandate of the Board of Directors. In addition, althought we are not listed on the New York Stock Exchange ("NYSE"), our Board has determined that each of Messrs. Fournier, Ritchie and Wade is independent, as that term is defined in the NYSE Listed Company Manual. Our Board has also determined that each member of our Audit Committee, Compensation Committee, EHS Committee and Nominating and Governance Committee is independent for purposes of membership on such committees. Our Board has determined that Messrs. Kean and Sanders are not independent because they serve as CEO and CFO, respectively, of our company and as executive officers of KMI, and that Ms. Dang is not independent because she serves as an executive officer of KMI.

Board Leadership Structure and Lead Director

        Steven J. Kean has served as both our Chair of the Board and Chief Executive Officer since our initial public offering in 2017. We believe that consolidating the positions of Chairman and Chief Executive Officer most effectively coordinates the leadership and advisory roles of the Board with the strategic and operational expertise of our management team. Accordingly, our Board of Directors does not have an independent director as Chair of the Board. Rather, it has an independent Lead Director and has developed a procedure for the independent directors to function independently of management and, where necessary, KMI.

        Our Board of Directors has adopted a fixed in camera agenda item for each board and committee meeting, during which independent directors, under the direction of the Lead Director or committee chair, may meet without any members of management or non independent directors present. Also, in the absence of the Chair of the Board, the Lead Director is responsible for presiding at meetings of the Board of the Directors. Our Board has in place the following measures to facilitate the exercise of independent judgment in carrying out its responsibilities:

  •
  Three of our six directors are independent, as described above;

  •
  Mr. Ritchie, one of our independent directors, has been appointed by the Board as Lead Director. In his role as Lead Director, Mr. Ritchie is responsible for moderating in camera sessions of the Board's non-management directors, acting as principal liaison between the non-management directors and the Chair on matters dealt with in such sessions;

  •
  Our Audit Committee, Compensation Committee and Nominating and Governance Committee are composed entirely of and chaired by non-management directors who meet the independence requirements of NI 58-101, the NYSE Listed Company Manual and our Mandate of the Board of Directors;

  •
  All of the members of our Audit Committee are "independent" and "financially literate" within the meaning of such terms under National Instrument 52-110—Audit Committees ("NI 52-110"), and qualify as "audit committee financial experts" as such term is defined in Item 407(d)(5)(ii) of SEC Regulation S-K;

  •
  The Nominating and Governance Committee is responsible for succession planning for senior management, including the Chief Executive Officer;

  •
  Non-management directors meet regularly, without the participation of the company's senior management, to review matters concerning the relationship of the Board with members of the company's management and such other matters as the Lead Director and participating directors may deem appropriate; and

  •
  The Nominating and Governance Committee conducts an annual review and evaluation of the conduct and performance of the Board and its committees based upon completion by each director of an evaluation form, or upon such interviews of directors or other methods as the Nominating and Governance Committee believes appropriate and suitable for eliciting the relevant information.

The Board's Role in Risk Oversight

        The Board has oversight responsibility with regard to assessment of the major risks inherent in our business and measures to address and mitigate such risks. While the Board is ultimately responsible for risk oversight at our company, the committees of the Board assist the Board in fulfilling its oversight responsibilities by considering the risks within their respective areas of expertise. For example, the Audit Committee assists the Board in fulfilling its risk oversight responsibilities relating to our financial and accounting risk management policies and procedures. As part of this process, the Audit Committee meets periodically with management to review, discuss and provide oversight with respect to our processes and controls to assess, monitor, manage and mitigate potential significant risk exposures. In providing such oversight, the Audit Committee may also discuss such processes and controls with our internal and independent auditors. The Compensation Committee likewise assists the Board in fulfilling its risk oversight responsibilities with respect to the management of risks associated with compensation program design by reviewing whether there are risks arising from our compensation programs and practices that are reasonably likely to have a material adverse effect on us. The Nominating and Governance Committee assists the Board with oversight of risk management relating to corporate governance, Board organization and Board membership. The Environmental, Health and Safety ("EHS") Committee assists the Board with oversight of risk management relating to environmental, health and safety matters, including reviewing with management our reputation as a responsible corporate citizen and our efforts to employ sustainable business practices.

Position Descriptions

        The Board of Directors has adopted position descriptions for the Chair of the Board and the Chair of each of the Audit Committee, Nominating and Governance Committee, Compensation Committee and EHS Committee.

        The primary responsibilities of the Chair of the Board include: (i) ensuring that the Board of Directors is properly organized, functions effectively and meets its obligations and responsibilities in all aspects of its work, while not interfering with the company's ongoing operations; and (ii) coordinating the affairs of the Board of Directors and ensuring effective relations with senior management, the directors of the company, shareholders and other stakeholders.

        The responsibilities of the Chair of each standing committee include: (i) ensuring that the committee is properly organized, functions effectively and meets its obligations and responsibilities in accordance with its charter; and (ii) liaising and communicating with the Chair of the Board to coordinate input from the committee for meetings of the Board of Directors.

        Mr. Kean has been appointed by and serves under the supervision of the Board of Directors. No position description for the CEO of the company has been developed. As CEO, Mr. Kean is responsible for developing and executing the strategic direction of the Kinder Morgan Canada Group and our business in consultation with the President and the President, Terminals.

Orientation and Continuing Education

        The orientation and continuing education of the directors of the company is the responsibility of the Board of Directors under the guidance of the Chair of the Board. The details of the orientation of new directors will be tailored to their needs and areas of expertise and will include the delivery of written materials and participation in meetings with management and directors. The focus of the orientation program will be on providing new directors with: (i) information about the duties and obligations of directors; (ii) information about the company's strategy and business; (iii) the expectations of directors; (iv) opportunities to meet with management and any other senior employees or consultants designated for this purpose (including those provided by Kinder Morgan Canada Inc. pursuant to the Services Agreement); and (v) access to documents from recent meetings of the Board of Directors.

        The directors of the company have all been chosen for their specific level of knowledge and expertise. All directors will be provided with materials relating to their duties, roles and responsibilities. In addition, directors will be kept informed as to matters impacting, or which may impact, the business of the company through reports and presentations by internal and external presenters at meetings of the Board of Directors and during periodic strategy sessions held by the Board of Directors.

Code of Ethics

        The Board of Directors has adopted a written Code of Business Conduct and Ethics (the "Code of Ethics") that encourages and promotes a culture of ethical business conduct that is applicable to all directors, management, employees and consultants of the company. The Code of Ethics is supported by a number of other policies and covers, among other things:

  •
  honest and ethical conduct, including the ethical handling of business relationships;

  •
  avoiding conflicts of interest;

  •
  full, fair, accurate, timely, and understandable disclosure in our filings with securities regulatory authorities and in our other public communications;

  •
  compliance with laws, rules and regulations;

  •
  our commitment to health, safety and the environment;

  •
  protection of company assets;

  •
  prompt reporting of ethical concerns; and

  •
  anti-retaliation.

        We regularly conduct training and require employees to certify their commitment to the Code of Ethics and related policies. We support reporting of ethical concerns by providing an ethics hotline maintained by a third-party service provider, which any person can use to report concerns confidentially and anonymously. The Audit Committee is responsible for the implementation and administration of the Code of Ethics. The Audit Committee is notified directly of reports received through our ethics hotline. Our internal audit department routinely reports to the Audit Committee regarding investigations of potential Code of Ethics violations, including at quarterly Audit Committee meetings. A copy of the Code of Ethics is available on the "Corporate Governance" page of our website at www.kindermorgancanadalimited.com and on our SEDAR profile at www.sedar.com.

Shareholder Communications with Our Board

        Interested parties may contact our lead director, Mr. Ritchie, the chairpersons of any of the Board's committees, the independent directors as a group or the full Board by mail to Kinder Morgan

Canada Limited, Suite 2700, 300—5th Avenue S.W., Calgary, Alberta T2P 5J2, Attention: Corporate Secretary, or by e-mail to our investor relations department within the "Contact Us" section of our website at www.kindermorgancanadalimited.com. Any communication should specify the intended recipient.

        All communications received in accordance with these procedures will be reviewed initially by our investor relations department. Our investor relations department will relay all such communications to the appropriate director or directors unless our investor relations department determines that the communication:

  •
  does not relate to our business or affairs or the functioning or Mandate of the Board or the functioning or charter of any of its committees;

  •
  relates to routine or insignificant matters that do not warrant the attention of our Board;

  •
  is an advertisement or other commercial solicitation or communication;

  •
  is frivolous or offensive; or

  •
  is otherwise not appropriate for delivery to directors.

        The director or directors who receive any such communication will have discretion to determine whether the subject matter of the communication should be brought to the attention of the full Board or one or more of its committees and whether any response to the person sending the communication is appropriate. Any such response will be made through our investor relations department and only in accordance with our policies and procedures and applicable law and regulations relating to the disclosure of information. We will retain copies of all communications received pursuant to these procedures for a period of at least one year. The Nominating and Governance Committee will review the effectiveness of these procedures from time to time and, if appropriate, recommend changes.

Material Legal Proceedings

        There are no material legal proceedings to which any director, officer or affiliate of ours, or any record or beneficial owner of more than five percent of our company voting shares is a party adverse to us or any subsidiary of ours or has an interest adverse to us or any subsidiary of ours.

Contributions to Charitable Organizations

        In none of the last three fiscal years have we made payments to or received payments from any tax exempt organization of which any of our independent directors is an employee, or an immediate family member of such director is an executive officer, that exceeded the greater of $1 million or two percent of such tax exempt organization's consolidated gross revenue.

Meeting Attendance

        The Board held six meetings during 2017. Each member of our Board attended 100% of the meetings of the Board and 100% of his or her respective committee meetings in 2017.

Annual Meeting Attendance

        Although we have no formal policy with respect to our directors' attendance at annual meetings of shareholders, we invite them to attend. Because we were formed and conducted our initial public offering in 2017, we did not have an annual meeting in 2017.

Additional Corporate Governance Information

        We make available free of charge, in the "Corporate Governance" section of our website at www.kindermorgancanadalimited.com, the Mandate of the Board of Directors, the charters of the Audit Committee, Compensation Committee, EHS Committee and Nominating and Governance Committee, and our Code of Business Conduct and Ethics (which applies to senior financial and accounting officers and the chief executive officer, among others). We intend to disclose any amendments to our Code of Business Conduct and Ethics and any waiver from a provision of that code granted to our executive officers or directors, in each case that would otherwise be disclosed on Form 8-K, on our website within four business days following such amendment or waiver. The information contained on or connected to our website is not incorporated by reference into this proxy statement and should not be considered part of this or any other report that we file with or furnish to the SEC.

Committees of the Board of Directors

        The Board has established standing committees to assist the Board in carrying out its duties, and we describe the Audit Committee, the Compensation Committee, the EHS Committee and the Nominating and Governance Committee, their respective membership during 2017 and their principal responsibilities below. The following directors are currently members of the Audit, Compensation, EHS and/or Nominating and Governance Committees as indicated.

Name	Audit Committee	Compensation Committee	EHS Committee	Nominating and Governance Committee
Mr. Fournier	X	X	Chair	Chair
Mr. Ritchie	Chair	X	X	X
Mr. Wade	X	Chair	X	X

Audit Committee

        The Audit Committee, which is a separately designated standing Audit Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), is composed of Messrs. Ritchie, Fournier and Wade, with Mr. Ritchie serving as chair. Each member of the Audit Committee has been determined by the Board to be "financially literate" as defined in NI 52-110, an "audit committee financial expert" and independent as described under the relevant standards. The Audit Committee has a written charter adopted by our Board, which is attached hereto as Schedule B and is posted on the "Corporate Governance" page of our website at www.kindermorgancanadalimited.com. The Audit Committee met three times during 2017. For information regarding the education and experience of the members of our Audit Committee, see "Item 1—Election of Directors—Information about the Nominees."

        The Audit Committee's primary purposes are to:

  •
  monitor the integrity of our financial statements, financial reporting processes, systems of internal controls regarding finance, accounting and legal compliance and disclosure controls and procedures;

  •
  monitor our compliance with legal and regulatory requirements;

  •
  subject to the rights of shareholders and applicable law, recommend for appointment, engage, oversee, retain, compensate and evaluate our external auditors, pre-approve all audit and non-audit services to be provided, consistent with all applicable laws, to us by our external auditors, and establish the fees and other compensation to be paid to our external auditors;

  •
  monitor and evaluate the qualifications, independence and performance of our external auditors and internal auditing function; and

  •
  establish procedures for the receipt, retention, response to and treatment of complaints, including confidential, anonymous submissions by our employees, regarding accounting, internal controls, disclosure or auditing matters, and provide an avenue of communication among our external auditors, management, the internal auditing function and our Board.

Audit Matters

        The following sets forth fees billed for audit and other services provided by PricewaterhouseCoopers LLP for the year ended December 31, 2017.

Year Ended December 31, 2017
Audit fees(a)	$2,819,507
All other fees(b)	250,000

Total	$3,069,507

(a)
Includes fees for integrated audit of annual financial statements and internal control over financial reporting, reviews of the related quarterly financial statements and reviews of documents filed with the SEC and on SEDAR. Audit fees incurred in 2017 included audits of our 2017, 2016 and 2015 financial statements and audit related sevices associated with our initial public offering.

(b)
Represents the cost of translating into French the financial statements and management discussion and analysis included in documents we filed on SEDAR.

        All services rendered by PricewaterhouseCoopers LLP are permissible under applicable laws and regulations, and were pre-approved by our Audit Committee. The Audit Committee has reviewed the external auditors' fees for audit and non-audit services for the year ended December 31, 2017. The Audit Committee has also considered whether such non-audit services are compatible with maintaining the external auditors' independence and has concluded that they are compatible at this time.

        Furthermore, the Audit Committee is responsible for reviewing the external auditors' proposed audit scope and approach as well as the performance of the external auditors. It also has direct responsibility for and sole authority to resolve any disagreements between our management and our external auditors regarding financial reporting, regularly reviews with the external auditors any problems or difficulties the auditors encountered in the course of their audit work, and, at least annually, uses its reasonable efforts to obtain and review a report from the external auditors addressing the following (among other items): (i) the auditors' internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the external auditors; (iii) the independence of the external auditors; and (iv) the aggregate fees billed by our external auditors for each of the previous two fiscal years.

Report of Audit Committee

        The Audit Committee has reviewed and discussed with management the audited financial statements for the years ended December 31, 2017, 2016 and 2015. The Audit Committee has also discussed with PricewaterhouseCoopers LLP, our independent registered public accounting firm, the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU 380), as modified or supplemented. The Audit Committee has also received the written disclosures and the letter from PricewaterhouseCoopers LLP required by the applicable requirements of the Public

Company Accounting Oversight Board regarding the communications of PricewaterhouseCoopers LLP with the Audit Committee, and the Audit Committee has discussed the independence of PricewaterhouseCoopers LLP with that firm.

        Based on the review and discussions described in the above paragraph, the Audit Committee recommended to our Board that our audited consolidated financial statements be included in our annual report on Form 10-K for the year ended December 31, 2017 for filing with the SEC.

        This report is respectfully submitted by the Audit Committee of the Board.

Audit Committee

  Gordon M. Ritchie
  Daniel P.E. Fournier
  Brooke N. Wade

Compensation Committee

        Our Board's Compensation Committee is currently composed of three directors, each of whom our Board has determined to be independent under the relevant standards. The Compensation Committee has a written charter adopted by our Board which is posted the "Corporate Governance" page of our website at www.kindermorgancanadalimited.com. The Compensation Committee met one time during 2017.

        The Compensation Committee is appointed by the Board to assist the Board in fulfilling its oversight responsibilities with respect to the compensation or our employees and directors. The Board desires to provide a compensation program for officers and key management personnel pursuant to which they are effectively compensated in terms of salaries, supplemental compensation and other benefits on a basis that is internally equitable and externally competitive. Therefore, the committee's primary purposes are to:

  •
  develop and recommend to the Board, the annual compensation, direct and indirect, to be received by our executive officers;

  •
  review new executive compensation programs;

  •
  assess and monitor our director compensation programs;

  •
  review on a periodic basis the effectiveness of our director and executive compensation programs to determine whether they are properly coordinated and are achieving their intended purpose;

  •
  monitor and take steps to modify any executive compensation program that yields payments and benefits that are not reasonably related to executive and institutional performance or are not competitive in the aggregate to programs of peer businesses;

  •
  produce disclosure relating to director and executive compensation for inclusion in the company's periodic disclosure as required under applicable securities laws; and

  •
  periodically review and assess our compensation and benefits for employees generally.

        Please refer to "Executive Compensation—Elements of Compensation" below for a discussion of the Compensation Committee's procedures and processes for making executive officer and non-employee director compensation determinations. Per its charter, the Compensation Committee has no authority to delegate the responsibilities specified in its charter.

Compensation Committee Interlocks and Insider Participation

        Our Compensation Committee is composed of Messrs. Fournier, Ritchie and Wade, with Mr. Wade serving as chair of the committee. During 2017, none of our executive officers served on the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors or compensation committee, except that Mr. Kean and Ms. Dang are executive officers and serve on the board of directors of KMI and Mr. Sanders is an executive officer of KMI.

EHS Committee

        The EHS Committee is composed of Messrs. Fournier, Ritchie and Wade, with Mr. Fournier serving as the chair of the committee. The EHS Committee has a written charter adopted by our Board, which is posted on the "Corporate Governance" page of our website at www.kindermorgancanadalimited.com. The EHS Committee met one time in 2017.

        The EHS Committee assists the Board in overseeing management's establishment and administration of our company's EHS policies, programs, procedures and initiatives, including those that promote the safety and health of our employees, contractors, customers, the public and the environment. The committee also periodically reviews with management our company's reputation as a responsible corporate citizen and our efforts to employ sustainable business practices consistent with our company's business purpose and values.

Nominating and Governance Committee

        Our Nominating and Governance Committee is composed of Messrs. Fournier, Ritchie and Wade, with Mr. Fournier serving as the chair of the committee. Our Board has determined that each of the committee members is independent under the relevant standards. The Nominating and Governance Committee has a written charter adopted by our Board, which is posted on the "Corporate Governance" page of our website at www.kindermorgancanadalimited.com. The Nominating and Governance Committee met one time in 2017.

        The Nominating and Governance Committee's primary purposes are to:

  •
  make recommendations regarding the size of our Board, to the extent the size of the Board may be changed in accordance with the company's bylaws;

  •
  identify individuals qualified to become members of our Board, and recommend director nominees to our Board for election at our annual meeting of shareholders;

  •
  identify from among the members of our Board and report to our Board on individuals recommended to serve as members of the various committees of our Board;

  •
  annually re-evaluate our Mandate of the Board of Directors and recommend to our Board any changes that the Nominating and Governance Committee deems necessary or appropriate; and

  •
  periodically evaluate our Board's and committees' performances.

        The Nominating and Governance Committee is responsible for assessing the effectiveness of the Board and the Board committees. The Chair of the Committee will lead an annual Board effectiveness roundtable discussion with all members of the Board and during an in camera session. The topics to be discussed are specifically chosen to elicit frank discussion about issues or concerns which might be preventing the Board from being as effective as it otherwise could be. Suggestions and actions which arise out of these discussions will be provided to the Nominating and Governance Committee for further handling and implementation.

Board Qualifications, Diversity and Core Competencies

        Our Mandate of the Board of Directors ("Board Mandate") requires that our Board reflect the following characteristics:

  •
  each director should be:

  •
  a person of integrity who is dedicated, industrious, honest, candid, fair and discreet;

  •
  knowledgeable, or willing to become so quickly, in the critical aspects of the company's business and operations; and

  •
  experienced and skillful in serving as a member of, overseer of, or trusted advisor to, the senior management or board of at least one substantial corporation, charity, institution or other enterprise;

  •
  our Board shall have such number of "independent" (as such term is defined by NI 58-101) directors as required by applicable law; and

  •
  our Board should encompass a range of talents, skills and expertise sufficient to provide sound and prudent guidance with respect to the full scope of our operations and interests.

        In its evaluation of possible candidates for service on our Board, the Nominating and Governance Committee considers the characteristics outlined above in addition to (i) a candidate's experience, knowledge, skills, integrity, independence (as described in our Board Mandate), expertise, commitment to our core values, relationship with us, ownership of our equity securities, service on other boards, willingness to commit the required time and ability to work as part of a team; (ii) the current mix of viewpoints, backgrounds, skills, experience and expertise on our Board; and (iii) the results of our Board's annual self-evaluation.

        While the company has not adopted a stand-alone diversity policy, our belief in the value of diversity is embodied in our corporate governance processes, as reflected in our Board Mandate. Our Board believes that diversity, including race, gender, culture, skills, experience, thought and geography, is an important attribute of a well functioning board. As such, the Nominating and Governance Committee is responsible for advising our Board on matters of diversity and for recommending, as necessary, measures contributing to a board that, as a whole, reflects a range of viewpoints, backgrounds, skills, experience and expertise. The implementation of a diversity policy is reconsidered by the Nominating and Governance Committee from time to time.

        The company recognizes that diversity is an important attribute of a well-functioning leadership team. As described above, gender is among the forms of diversity that are important considerations in identifying candidates for the Board. Representation of women on our Board and our management team is among the factors we consider in identifying candidates for director or management positions; however, we have not adopted targets regarding representation of women on our Board or our management team. Gender diversity is an important factor that we believe must be weighed along with other forms of diversity, including skills, experience, perspective and expertise, and the needs of our Board or management team.

        Since completing our initial public offering in May 2017, we have experienced few management changes and no changes to our Board of Directors. The one change we made was the election of Lisa Shorb in the newly created role of Chief Administrative Officer. The Board is comprised of one female director (approximately 17%) and five male directors (approximately 83%) and, of the nine executive officers of the company, one is female (approximately 11%). We and the Nominating and Governance Committee are continuing to develop our priorities and procedures on evaluation of candidates for executive and Board positions.

Identifying and Evaluating Nominees for Directors

        The Nominating and Governance Committee's role is to seek, screen and identify individuals qualified to become Board members. Candidates for director may also come to the attention of the Nominating and Governance Committee through other Board members, professional search firms, shareholders or other persons. The Nominating and Governance Committee evaluates and recommends to our Board nominees for election as directors at each annual meeting of our shareholders and persons to fill vacancies in the Board that occur between annual meetings of our shareholders. In carrying out its responsibilities, the Nominating and Governance Committee evaluates the skills and attributes desired of prospective directors and, when appropriate, conducts searches for qualified candidates; selects prospective candidates to interview and ascertains whether they meet the qualifications for director described above and as otherwise set forth in the Board Mandate; recommends approval by the entire Board of each selected nominee for election as a director; and approves extending an invitation to join our Board if the invitation is proposed to be extended by any person other than the Chair of the Nominating and Governance Committee.

        The Nominating and Governance Committee will consider director candidates recommended by shareholders. Shareholders may communicate recommendations for director candidates to the chair of the Nominating and Governance Committee by following the procedures described under "Additional Information—Shareholder Proposals and Director Nominations for Our 2019 Annual Meeting." In addition, the shareholder should provide such other information as such shareholder may deem relevant for the Nominating and Governance Committee's evaluation.

        The chair of the Nominating and Governance Committee has discretion to determine whether the recommendation should be brought to the attention of the full Board and whether any response to the person sending the communication is appropriate. Any such response will be made through our investor relations department and only in accordance with our policies and procedures and applicable law and regulations relating to the disclosure of information. Our corporate secretary will retain copies of all recommendations received pursuant to these procedures for a period of at least one year. The Nominating and Governance Committee of the Board will review the effectiveness of these procedures from time to time and, if appropriate, make changes.

No Incorporation by Reference

        The Report of the Audit Committee, the Report of the Compensation Committee and the performance graph included elsewhere in this proxy statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any of our other filings under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except to the extent we specifically incorporate either such report or the performance graph by reference therein.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Agreements Between the Company and KMI

        Following completion of our initial public offering of restricted voting shares on May 30, 2017, we used the net offering proceeds to acquire an approximate 30% indirect interest in Kinder Morgan Canada Limited Partnership ("Limited Partnership") from certain affiliates of KMI, who retained an approximate 70% ownership interest in the Limited Partnership. In addition, KMI's affiliates were issued special voting shares representing approximately 70% of our company voting shares.

        The Limited Partnership and Kinder Morgan Canada GP Inc. (the "General Partner") were formed in conjunction with the initial public offering to own our business. Kinder Morgan Canada Inc. ("KMCI"), a subsidiary of the Limited Partnership, provides certain operational and administrative services for us and our business, as described below, and is the employer of our executive officers who reside in Canada.

        This section provides a description of the material terms of the principal agreements among the company, KMI, the General Partner and/or the Limited Partnership. The description of each agreement is subject to, and qualified in its entirety by, the terms of such agreement, which is filed as an exhibit to our registration statement on Form 10 filed November 3, 2017.

Cooperation Agreement

        The Cooperation Agreement provides for certain matters among the company, Kinder Morgan Canada Limited Partnership (the "Limited Partnership"), Kinder Morgan Canada GP Inc. (the "General Partner"), KMI (in respect of certain matters only), Kinder Morgan Canada Company ("KMCC") and KM Canada Terminals ULC ("KM Canada Terminals"). The company, the Limited Partnership, the General Partner and each person that any of them controls from time to time are referred to as the "Kinder Morgan Canada Group," and KMI and each person that it controls from time to time, other than members of the Kinder Morgan Canada Group, are referred to as the "Kinder Morgan Group." The Cooperation Agreement does not in any way limit the ability of either KMCC or KM Canada Terminals to exercise its rights attached to the special voting shares.

        The Cooperation Agreement includes an acknowledgement by the parties that the Class A Units of the Limited Partnership and the restricted voting shares on the one hand and the Class B Units of the Limited Partnership and the special voting shares on the other hand (collectively, the "Related Securities") are intended to convey, on a per security basis, equivalent rights to participate, directly or indirectly, in distributions of the Limited Partnership (subject to applicable taxes), the exercise of rights of limited partners and voting rights at the company level. To the extent that any Related Securities, or any securities convertible into, or exchangeable or exercisable for, Related Securities, are issued, sold or distributed, the parties will determine whether any adjustments are required to ensure that the equivalency noted above is maintained, and in the event that an adjustment is required and subject to applicable laws, additional Related Securities, or securities convertible into or exchangeable or exercisable for Related Securities, may be issued or distributed on substantially equivalent terms, having regard to the particular attributes of the different classes of the Related Securities. In the event that any class of Related Security is subdivided, consolidated, reclassified or otherwise changed, an equivalent change will be made to the other classes of Related Securities if such a change is required to maintain the equivalency noted above. Subject to applicable laws, if there is a dispute among the parties as to whether an adjustment or change is required in order to maintain equivalency, any adjustment must be approved on behalf of the General Partner or the company, as applicable, by both the board of directors of the General Partner or the company, as applicable, as a whole, and the independent directors not affiliated with the Kinder Morgan Group.

        Pursuant to the Cooperation Agreement, the parties thereto agreed that any acquisition or investing activity that would be material to the company, on a consolidated basis, will only be undertaken through the Limited Partnership. In addition, KMI has agreed that it will first offer to the Company, on behalf of the Kinder Morgan Canada Group, any crude oil, natural gas liquids or refined product infrastructure development opportunities and/or acquisition opportunities (individually an "Opportunity" and collectively the "Opportunities") which currently have or are expected to have a majority of their physical assets and/or infrastructure within the provinces of British Columbia and Alberta, except in the event of an Opportunity involving an acquisition of all or any portion of the equity of a publicly traded company or entity or an acquisition of all or substantially all of the assets of a publicly traded company or entity, in which cases KMI, in its sole discretion, may determine to pursue the Opportunity on its own behalf. In the event there is a conflict of interest (or potential conflict of interest) between one or more members of the Kinder Morgan Group and the Kinder Morgan Canada Group with respect to any matter or transaction (including a transaction involving the transfer of assets and/or liabilities from a member of the Kinder Morgan Group to a member of the Kinder Morgan Canada Group), the independent members of our Board shall be responsible to take all such actions and make all such decisions (such decision to be approved, subject to applicable laws, by the majority of the independent members of our Board) relating to such conflict as it pertains to the applicable member of the Kinder Morgan Canada Group.

        Subject to the applicable provisions in the Cooperation Agreement described above, the company, the General Partner and the Limited Partnership expressly consent in the Cooperation Agreement to KMI and its affiliates that are members of the Kinder Morgan Group and their respective officers, directors and employees engaging in any business or activities whatsoever, including those that may be in competition or conflict with the business and/or the interests of, the company.

        Unless terminated earlier by written agreement of the parties, the Cooperation Agreement will terminate when no special voting shares or Class B Units of the Limited Partnership remain outstanding. No party to the Cooperation Agreement may assign its rights or interest thereunder without the express prior written consent of the other parties, which, in the case of the consent of KMCC or KM Canada Terminals, may be granted or withheld in their sole discretion, and, in the case of the consent of any other party, will not be unreasonably withheld or delayed. Notwithstanding the foregoing, KMCC or KM Canada Terminals may assign any or all of its rights or interest under the Cooperation Agreement to any affiliate of KMI without the consent of the company. The Cooperation Agreement may be amended from time to time by the parties, provided that if any amendment constitutes, or could reasonably be expected to constitute, a conflict of interest or potential conflict of interest between the Kinder Morgan Canada Group and the Kinder Morgan Group, subject to applicable law, such amendment must be approved on behalf of the company or the General Partner, as applicable, by both the Board of Directors and the board of directors of the General Partner, as applicable, as a whole and the independent directors of each entity, as applicable, not affiliated with the Kinder Morgan Group.

Services Agreement

        KMCI, the company, the General Partner and the Limited Partnership are party to the Services Agreement pursuant to which KMCI, an Alberta corporation which is an indirect subsidiary of the company, provides certain operational and administrative services in connection with the management of the business and affairs of the Kinder Morgan Canada Group, or where requested, will coordinate on behalf of entities in the Kinder Morgan Canada Group to procure assistance and/or support in providing such services from its affiliates. KMCI's activities under the Services Agreement are subject to the supervision of our executive officers and Board.

        The operational and administrative services provided by KMCI to the company, the General Partner and the Limited Partnership under the Services Agreement include certain services to: (i) enable the company to comply with its continuous disclosure and other obligations under applicable laws; (ii) coordinate financing and investing activities of the company, including through the company, the General Partner, the Limited Partnership or other entities in the Kinder Morgan Canada Group; (iii) assist with development, implementation and monitoring of operational plans for the company; (iv) assist in implementing any dividend or distribution reinvestment plans, and any incentive plans of the company and the Limited Partnership, as applicable; (v) facilitate performance of required acts and responsibilities in connection with the acquisition and disposition of assets and property by entities in the Kinder Morgan Canada Group; (vi) provide accounting and bookkeeping services, including for the preparation of the annual and interim financial statements of the company and the preparation and filing of all tax returns; and (vii) arrange for audit, legal and other third party professional and non-professional services. Any support and/or assistance with any services provided by an affiliate of KMCI outside of the Kinder Morgan Canada Group will be reimbursed at cost, unless otherwise required by applicable laws.

        The Services Agreement shall continue in effect until terminated by mutual agreement of the parties. The Services Agreement may be amended from time to time by the parties, provided that if any amendment constitutes, or could reasonably be expected to constitute, a conflict of interest or potential conflict of interest between the Kinder Morgan Canada Group and the Kinder Morgan Group, subject to applicable law, such amendment must be approved on behalf of the company or the General Partner by both our Board and the board of directors of the General Partner, as applicable, as a whole, and the independent directors not affiliated with the Kinder Morgan Group.

Related Party Transaction Approval Policy

        Our written policy requires transactions that are reportable under Item 404(a) of Regulation S-K, among others, to be approved or ratified by the non-interested members of the Audit Committee. Any transaction to which we were, or are proposed to be, a party that involves an amount exceeding $120,000, and in which a director or executive officer (or such person's immediate family member) has a material interest (a "related party transaction") would be subject to this approval requirement. Without weighting any factors, and recognizing that one individual may give more weight to one factor than another individual, we expect that the Audit Committee would consider, among other things, the nature, size and terms of the transaction, the extent of the interest of the related party in the proposed transaction and the existing relationship of the parties to the proposed transaction.

Other Transactions

        Pursuant to our by-laws, we have agreed to indemnify each of our current and former directors and officers, to the fullest extent permitted by the ABCA, against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by such person in respect of any civil, criminal or administrative action or proceeding to which such person is made a party by reason of being or having been a director or officer of the company, if (i) such person acted honestly and in good faith with a view to the best interests of the company; and (ii) in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, such person had reasonable grounds for believing that his or her conduct was lawful. The company may also indemnify such person in such other circumstances as the ABCA or law permits. Thus, our directors and officers could be indemnified for their negligent acts if they met the requirements set forth above. We also are expressly authorized to carry directors' and officers' insurance providing indemnification for our directors, officers and certain employees and agents for any liabilities incurred in any such capacity, whether or not we would have the power to indemnify such persons against such liability.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following tables set forth, as of the date of this document, information known to us regarding the beneficial ownership of company voting shares by:

  •
  each person known by us to own beneficially more than 5% of our company voting shares; and

  •
  each of our directors, each of our named executive officers identified in "Executive Compensation" and all of our directors and executive officers as a group.

        Beneficial ownership is determined in accordance with the rules of the SEC. Based on information provided to us, except as indicated in the footnotes or as provided by applicable community property laws, the persons named in the table below have sole voting and investment power with respect to the shares indicated.

        As of the date of this document, the following persons beneficially own more than 5% of our company voting shares.

Shareholder Name and address	Class of Company Voting Shares	Amount and Nature of Beneficial Ownership	Percentage of Company Voting Shares(a)	Percentage of Class(b)
Kinder Morgan, Inc.(c)	special voting shares	243,169,276	70.146%	100%
1001 Louisiana Street, Sute 1000 Houston, Texas 77002

(a)
Based on 347,116,956 company voting shares outstanding as of the record date.

(b)
Based on 243,455,654 special voting shares outstanding as of the record date.

(c)
KMI holds the special voting shares through its subsidiaries, KMCC and KM Canada Terminals. KMCC holds 228,019,830 special voting shares, or 65.766% of the outstanding company voting shares and KM Canada Terminals holds 15,149,446 special voting shares, or 4.37% of the outstanding company voting shares. KMI has voting and investment power over the special voting shares held by KMCC and KM Canada Terminals.

        The following table sets forth, as of the date of this document, information known to us regarding the beneficial ownership of company voting shares by each of our directors, each of our named executive officers and all of our directors and executive officers as a group.

Shareholder Name and address	Class of Company Voting Shares	Amount and Nature of Beneficial Ownership	Percentage of Company Voting Shares(a)	Percentage of Class(b)
Steven J. Kean	restricted voting shares	—	*	*
1001 Louisiana Street, Suite 1000 Houston, Texas 77002
Kimberly A. Dang	restricted voting shares	—	*	*
1001 Louisiana Street, Suite 1000 Houston, Texas 77002
Daniel P.E. Fournier	restricted voting shares	16,500	*	*
Suite 2700, 300—5th Avenue
S.W., Calgary, Alberta T2P 5J2
Gordon M. Ritchie(c)	restricted voting shares	23,010	*	*
Suite 2700, 300—5th Avenue
S.W., Calgary, Alberta T2P 5J2
Dax A. Sanders	restricted voting shares	—	*	*
1001 Louisiana Street, Suite 1000
Houston, Texas 77002
Brooke N. Wade(d)	restricted voting shares	2,906	*	*
Suite 2700, 300—5th Avenue
S.W., Calgary, Alberta T2P 5J2
Ian Anderson(e)	restricted voting shares	—	*	*
Suite 2700, 300—5th Avenue
S.W., Calgary, Alberta T2P 5J2
David Safari(f)	restricted voting shares	—	*	*
Suite 2700, 300—5th Avenue
S.W., Calgary, Alberta T2P 5J2
Directors and executive officers as a group(g)	restricted voting shares	42,416	*	*

*
Represents ownership of less than 1%.

(a)
Based on 347,116,956 company voting shares outstanding as of the record date.

(b)
Based on 103,661,302 restricted voting shares outstanding as of the record date.

(c)
Excludes 10,000 RSUs that are scheduled to vest on July 25, 2018.

(d)
Excludes 10,000 RSUs that are scheduled to vest on July 25, 2018.

(e)
Excludes 93,809 RSUs that are scheduled to vest on the earlier of (i) July 25, 2020 or (ii) the three-month anniversary of the in-service date of the Trans Mountain Expansion Project.

(f)
Excludes 79,737 RSUs that are scheduled to vest on the earlier of (i) July 25, 2020 or (ii) the three-month anniversary of the in-service date of the Trans Mountain Expansion Project.

(g)
Excludes (i) 45,341 RSUs that are scheduled to vest on December 31, 2018, (ii) 30,957 RSUs that are scheduled to vest on July 25, 2020 and (ii) 76,767 RSUs that are scheduled to vest on the earlier of (x) July 25, 2020 or (y) the three month anniversary of the in-service date of the Trans Mountain Expansion Project.

        The following table sets forth, as of the date of this document, information known to us regarding the beneficial ownership of KMI's Class P common stock by each of our directors, each of our named executive officers and all of our directors and executive officers as a group.

        Beneficial ownership is determined in accordance with the rules of the SEC. Based on information provided to us, except as indicated in the footnotes to this table or as provided by applicable community property laws, the persons named in the table have sole voting and investment power with respect to the shares indicated. The address for each of the following is Suite 2700, 300—5th Avenue, S.W., Calgary, Alberta T2P 5J2, except that the address for Ms. Dang and Messrs. Kean and Sanders is c/o Kinder Morgan, Inc., 1001 Louisiana Street, Suite 1000, Houston, Texas 77002.

	Common Stock Beneficially Owned
Name of Beneficial Owner	Number	% of Class(a)
Steven J. Kean(b)	7,763,751	*
Kimberly A. Dang(c)	2,340,985	*
Daniel P.E. Fournier	—	—
Gordon M. Ritchie	—	—
Dax A. Sanders(d)	278,471	—
Brooke N. Wade	—	—
Ian Anderson	17,803	—
David Safari	—	—
Directors and executive officers as a group (13 persons)(e)	10,904,775	*

*
Represents ownership of less than 1%.

(a)
Based on 2,206,071,334 shares of Class P common stock outstanding as of March 27, 2018.

(b)
Includes 754,717 shares of restricted stock subject to forfeiture until July 16, 2019. Includes 230,000 shares held by a limited partnership of which Mr. Kean is the sole general partner and two trusts (for which Mr. Kean serves as the sole trustee and of which family members of Mr. Kean are sole beneficiaries) each own a 49.5% limited partner interest. Mr. Kean disclaims beneficial ownership of the shares held by the limited partnership except to the extent of his pecuniary interest therein. Also includes 211,100 shares owned by a charitable foundation of which Mr. Kean is a member of the board of directors and shares voting and investment power. Mr. Kean disclaims any beneficial ownership in these 211,100 shares. Also includes 7,877 shares into which 5,102 depositary shares, each representing 1/20th of a share of KMI's 9.75% Series A Mandatory Convertible Preferred Stock, are convertible.

(c)
Includes 226,416 shares of restricted stock subject to forfeiture until July 16, 2019. Includes 2,026,048 shares held by a limited partnership of which Ms. Dang controls the voting and disposition power. Ms. Dang disclaims 10% of any beneficial and pecuniary interest in these shares. Excludes 45,579 and 76,924 KMI restricted stock units subject to forfeiture and voting restrictions that lapse on July 16, 2019 and July 31, 2020, respectively.

(d)
Includes 62,894 restricted shares subject to forfeiture until July 16, 2018. Also includes 944 shares into which 612 depositary shares, each representing 1/20th of a share of KMI's 9.75% Series A Mandatory Convertible Preferred Stock, are convertible. Excludes 43,300 and 61,539 KMI restricted stock units subject to forfeiture and voting restrictions that lapse on July 31, 2019 and July 31, 2020, respectively. Includes 2,000 shares owned by Mr. Sanders's spouse. Also includes 1,600 shares held in accounts owned by Mr. Sanders's parent, over which he has a limited power of attorney or is a joint tenant with right of survivorship. Mr. Sanders disclaims beneficial ownership of the securities held in his parent's accounts. 131,903 shares, together with the 612 depositary shares described in this paragraph, are pledged by Mr. Sanders as collateral for a line of credit that is undrawn as of the date of this report.

(e)
See notes (b) through (d). Also includes 174,019 shares held by limited partnerships, limited liability companies or trusts with respect to which executive officers have sole or shared voting or disposition power, but in respect of which shares the executive officers disclaim all or a portion of any beneficial or pecuniary interest. Also includes an aggregate of 104,150 shares held by executive officers other than the named executive officers in margin accounts or otherwise pledged as collateral for loans. Includes an aggregate of 221,367 restricted shares held by executive officers other than the named executive officers that are subject to forfeiture until various times from January 2019 through March 2019. Excludes an aggregate of 199,994 KMI restricted stock units held by executive officers other than the named executive officers, which KMI restricted stock units are subject to forfeiture and voting restrictions that lapse at various times from July 2019 through July 2020.

Equity Compensation Plan Information

        The following table sets forth information regarding our current equity compensation plans as of December 31, 2017. Specifically, the table provides information regarding our restricted voting shares issuable under the 2017 Restricted Share Unit Plan for Employees described under "Executive Compensation" and the Restricted Share Unit Plan for Non-Employee Directors described under "Director Compensation."

Plan Category	Number of restricted voting shares to be issued upon vesting of outstanding RSUs	Weighted average exercise price of outstanding RSUs	Number of shares remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	781,307	N/A	4,207,113
Equity compensation plans not approved by security holders	—	N/A	—

Total	781,307	N/A	4,207,113

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16 of the Exchange Act requires our directors and officers, and persons who own more than 10% of a registered class of our equity securities, to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

        Because we did not become subject to the requirements of Section 13(a) or 15(d) of the Exchange Act until January 2, 2018, our executive officers and directors were not subject to Section 16(a) filing requirements during 2017.

EXECUTIVE OFFICERS

        Set forth below is information concerning our executive officers as of the date of this proxy statement. All of our officers serve at the discretion of our Board.

Name	Age	Position
Steven J. Kean	56	Chair of the Board and Chief Executive Officer
Ian D. Anderson	60	President
Hugh Harden	64	Vice President, Operations
Norm Rinne	56	Vice President, Business Development
David Safari	64	Vice President, TMEP
Dax A. Sanders	43	Director and Chief Financial Officer
John W. Schlosser	55	President, Terminals
Scott Stoness	57	Vice President, Finance and Corporate Secretary
Lisa Shorb	59	Chief Administrative Officer

        For biographical information concerning Messrs. Kean and Sanders, please see "Corporate Governance—The Board of Directors" included elsewhere in this proxy statement.

  Ian D. Anderson, President

        Ian D. Anderson is President of the company and is also the President of Kinder Morgan Canada (a business segment of KMI). Mr. Anderson has been with KMI and its Canadian predecessor companies for more than 39 years, including Terasen, Inc., where he served as Vice President, Finance and Corporate Controller and Vice President, Finance and Corporate Services and in various other leadership roles. He was named President of Kinder Morgan Canada in 2005. Mr. Anderson is a Certified Management Accountant and a graduate of the University of Michigan Executive Program. He serves on several boards, including the Association of Oil Pipe Lines and the Business Council of British Columbia.

  Hugh Harden, Vice President, Operations

        Hugh Harden is Vice President, Operations of the company and currently holds the position of Vice President, Operations for Kinder Morgan Canada (a business segment of KMI). Mr. Harden joined Kinder Morgan Canada in 2004 after working for Terasen, Inc. as Vice President, Operations. Mr. Harden holds a Bachelor of Science in Mechanical Engineering from the University of British Columbia and a Master's of Business Administration from Simon Fraser University. Mr. Harden maintains his designation as a professional engineer in British Columbia. Mr. Harden is a member of the Canadian Energy Pipeline Association Standing Committee on Operations and a member of the Operating and Technical Committee of the American Petroleum Institute.

  Norm Rinne, Vice President, Business Development

        Norm Rinne is Vice President, Business Development of the company and currently holds the position of Director, Business Development for Kinder Morgan Canada (a business segment of KMI). Mr. Rinne has been with KMI and its predecessor companies since 1990. Prior to that, he worked with Gulf Canada Resources in Calgary in the 1980s and was a geotechnical engineering consultant in Vancouver. Mr. Rinne holds a Bachelor of Science in Civil Engineering from the University of Waterloo (Ontario) and a Master's of Science in Geotechnical Engineering from the University of British Columbia. Mr. Rinne maintains his designation as a professional engineer in both Alberta and British Columbia.

  David Safari, Vice President, TMEP

        David Safari is Vice President, TMEP of the company and currently holds the position of Vice President, TMEP for Kinder Morgan Canada (a business segment of KMI). He joined Kinder Morgan Canada in 2015, prior thereto he worked for Laricina Energy Ltd. as Vice President, Facilities from 2012 to 2015 and Statoil Canada as Senior Director, Projects from 2011 to 2012. Mr. Safari has over 30 years of industry experience in the energy sector. He holds a Bachelor of Science in Chemical Engineering (Oil & Gas) from the Sharif University of Technology in Tehran. Mr. Safari has worked on several major projects in multiple regions and countries around the world.

  John W. Schlosser, President, Terminals

        John W. Schlosser is President, Terminals of the company and holds the position of President, Terminals for KMI. Mr. Schlosser has served in his current role for KMI and its predecessors and affiliates since March 2013. From 2010 until March 2013, he was Senior Vice President and Chief Commercial Officer of KMI's Terminals group. Mr. Schlosser joined KMI in 2001 as Vice President of Sales and Business Development for Kinder Morgan's Terminals group in connection with KMI's purchase of the U.S. pipeline and terminal assets of the GATX Corporation, where he served as Vice President of Sales. Mr. Schlosser has more than 32 years of experience in commodity transportation and logistics, business development and sales, sales management and operations. He previously worked for GATX, CSX Transportation, Sealand and Consolidated Freightways. Mr. Schlosser holds a Bachelor of Science degree in science from Miami University, Oxford, Ohio. He is a member of the Houston Chapter's American Diabetes Association board and is chairman elect.

  Scott Stoness, Vice President, Finance and Corporate Secretary

        Scott Stoness is Vice President, Finance and Corporate Secretary of the company and currently holds the position of Vice President, Regulatory and Compliance for Kinder Morgan Canada (a business segment of KMI). Mr. Stoness joined Kinder Morgan Canada in 2006 as Vice President, Regulatory. Prior to joining Kinder Morgan Canada, Mr. Stoness was the Vice-President of Regulatory for ENMAX Corporation and has worked in the energy sector of Canada and the U.S. for over 34 years. Mr. Stoness has extensive experience in managing projects and people in the area of cost of service, tariff design, cost of capital, facilities applications, risk management, structuring and finance. Mr. Stoness holds a Bachelor of Science in Electrical Engineering from the University of Manitoba and a Master's of Business Administration from the University of Calgary. Mr. Stoness is a member of the board of the Canadian Energy Pipeline Association.

  Lisa Shorb, Chief Administrative Officer

        Lisa M. Shorb has been the Chief Administrative Officer of the Company since January, 2018. Ms. Shorb served as Vice President Human Resources, Information Technology & Administration from January 2014 until January 2018 and as Vice President of Procurement and Administration from June 2002 until January 2014 for KMI. Ms. Shorb joined KMI and predecessor companies over 30 years ago and prior to 2002 served in various roles in the commercial and gas measurement areas. Ms. Shorb received a Master of Science degree in Geology from Duke University and a Bachelor of Science degree in Geology from the University of Dayton.

EXECUTIVE COMPENSATION

Overview

        The executive officers of the company are Steven J. Kean, Dax A. Sanders, Ian D. Anderson, Hugh Harden, Norm Rinne, David Safari, John W. Schlosser, Scott Stoness and Lisa Shorb. Each of Mr. Kean, Mr. Sanders, Mr. Schlosser and Mr. Anderson also currently serves as an executive officer of

KMI. The following discussion describes the compensation of our executive officers, with a focus on the compensation of Mr. Kean, our Chief Executive Officer, and Messrs. Anderson and Safari, our two most highly compensated executive officers (other than our Chief Executive Officer) serving at fiscal year-end 2017.

        The compensation of Mr. Anderson, Mr. Harden, Mr. Rinne, Mr. Safari, Mr. Stoness and Ms. Shorb is determined by our Board of Directors, based on recommendations developed by the Compensation Committee in consultation with our senior management. The compensation of Mr. Kean, Mr. Sanders and Mr. Schlosser, who are also executive officers of KMI, is, and will continue to be, determined exclusively by the board of directors and compensation committee of KMI. The portion of their compensation that is allocated to duties performed on behalf of the company is allocated to the company, and the company reimburses KMI for such allocated amount pursuant to the Services Agreement. No profit or margin is charged in such allocation, unless otherwise required by applicable laws. See "Certain Relationships and Related Transactions—Agreements Between the Company and KMI—Services Agreement."

        The following table presents the estimated percentage of time that Mr. Kean devoted to the company relative to time devoted to the business of KMI during the year ended December 31, 2017.

Name	Percentage of time allocated to the company
Steven J. Kean	35%

        Mr. Kean's compensation is not subject to approval by our Board of Directors. Mr. Kean is compensated by KMI in a manner that is generally consistent with the objectives and philosophies used to develop the compensation packages for KMI's executive officers, as described in KMI's proxy statement. To the extent the following discussion includes information relating to compensation paid by KMI to Mr. Kean, such information was provided to us by KMI and does not purport to be a complete discussion and analysis of Mr. Kean's total compensation by KMI or KMI's executive compensation philosophies and practices. As a result, references in the following discussion to our "executive officers" or "named executive officers" only include Messrs. Anderson and Safari, unless otherwise indicated. For a more complete analysis of the compensation programs and philosophies of KMI, read Executive Compensation within KMI's proxy statement, which was filed with the SEC on March 29, 2018.

        Currently, our compensation is determined without the use of compensation consultants. Instead, we keep abreast of current trends, developments and emerging issues in executive compensation and annually compare our executive compensation components with market information consisting of proxy data compiled from the Equilar Insight executive compensation benchmarking software platform and third party surveys in which we participate. We also utilize the Mercer Total Compensation for the Energy Sector survey, which is a third-party Canadian market data source with over 200 participating companies. With the exception of the supplemental pension plans (in respect of the closed Legacy RPP and open KMCI RPP described below) which provide benefits in excess of the registered pension plan limits under the Income Tax Act, we have no executive perquisites, supplemental executive retirement, deferred compensation or split dollar life insurance programs for our executive officers. We have no executive company cars or executive car allowances nor do we pay for financial planning services. Additionally, we do not own any corporate aircraft, and we do not pay for executives to fly first class. Any severance would be made in accordance with Canadian employment law and is not expressly provided for by our policies or agreements.

        The compensation of our named executive officers is paid in Canadian dollars.

Elements of Compensation

        Our 2017 executive compensation program was principally composed of five elements: (i) a base cash salary, (ii) a possible annual cash bonus, (iii) long-term equity incentive awards, (iv) dividend equivalents on unvested long-term incentive equity awards and (v) our defined benefit plans. It is our philosophy to incentivize executive officers through base salaries, market or above annual bonus opportunities, share ownership opportunities through long-term incentive awards and other benefits.

Base Salary

        Base salary is paid in cash. In determining executive base salaries, we seek to provide reasonable and competitive fixed compensation while also retaining our overall emphasis on incentive-based compensation. Upon recommendation by the Compensation Committee, the Board has established an annual base salary cap for our executive officers of C$535,000. The base salary cap will be evaluated on an ongoing basis. In January 2018, upon the recommendation of the Compensation Committee, the Board increased Mr. Safari's salary by 2.5% to C$339,788. Mr. Anderson's base salary was unchanged.

Possible Annual Cash Bonus (Non-Equity Cash Incentive)

        KMCI has an Annual Incentive Program in which all employees of KMCI are eligible to participate. Under the Annual Incentive Program, a pool of bonus dollars is budgeted for annual cash bonuses that may be paid to our executive officers and other employees. The Compensation Committee makes a recommendation to the Board which then establishes the final bonus pool based primarily on the extent to which various performance objectives are met. The Board may also adjust the budgeted pool of bonus dollars upward or downward based on our overall performance in other areas, including safety and environmental goals and regulatory compliance. Amounts awarded under the Annual Inventice Program for 2017 are described more fully in the Summary Compensation Tables below under the caption "Non Equity Incentive Plan Compensation."

Long-Term Incentive Compensation

        Our Board adopted the 2017 Restricted Share Unit Plan for Employees (the "RSU Plan") for employees of the company and its affiliates (including employees of KMCI, as the service provider under the Services Agreement) ("Grantees"). The purpose of the RSU Plan is to provide incentive to employees of the company and its affiliates for future endeavors and to advance the interests of the company and its shareholders to enable the company to compete effectively for the services of employees. The RSU Plan is administered by the Board of Directors, which will have authority to construe and interpret the RSU Plan, including any questions in respect of any restricted share units ("RSUs" or "KML RSUs") granted thereunder.

        As of December 31, 2017, an aggregate of 781,307 RSUs were outstanding under the RSU Plan, which entitle the holders to receive an aggregate of 781,307 restricted voting shares (representing 0.76% of the issued and outstanding restricted voting shares). As of December 31, 2017, an aggregate of 3,718,693 RSUs were available for grant under the RSU Plan, representing 3.60% of the issued and outstanding restricted voting shares (calculated based on the maximum of 4,500,000 restricted voting shares issued or issuable under the RSU Plan, after taking into consideration the restriction in the RSU Plan on the total number of restricted voting shares issued or issuable under both the RSU Plan and the Director RSU Plan to not exceed 5,000,000).

        Please see the discussion and table under Outstanding Equity Awards at Fiscal Year-End (page 34) for details on pre-IPO grants of KMI Phantom Units (to be settled in cash) that are still outstanding for the named executive officers. These were granted under the Kinder Morgan Canada Inc. Restricted Share Unit Plan for Canadian Employees.

Grants and Vesting of RSU Awards

        Under the RSU Plan, the company may, in its discretion, award RSUs to Grantees. Each RSU is a theoretical restricted voting share with a notional value equivalent to the value of a restricted voting share. RSUs will vest and be settled at the end of a "restricted period" determined by the Board. Upon the expiration of the restricted period, and subject to the satisfaction of any performance goals (as described below) required to be achieved for all or a portion of such RSUs to vest and become payable, the company will pay to the Grantee either (i) a number of restricted voting shares equal to the number of vested RSUs, or (ii) an amount in cash equal to the fair market value of the restricted voting shares otherwise issuable (generally being the closing price of the restricted voting shares on the Toronto Stock Exchange ("TSX") on the day of vesting).

        At the discretion of the Board, each RSU may be credited with cash and stock dividends equivalent to those paid on a restricted voting share while the RSU is outstanding, and such cash dividend equivalents will be paid to the Grantee in cash either at approximately the time such dividends are paid on the restricted voting shares or at the time of settlement of the RSU. If the Board elects to defer such cash dividend equivalent payments until settlement and an RSU is forfeited prior to settlement, the Grantee will have no right to such dividend equivalent payments.

        In connection with the grant of RSUs, the Board of Directors may set certain performance goals that must be achieved in order for all or a portion of such RSUs to vest and become payable at the end of the applicable restricted period. Such performance goals will generally consist of one or more financial or operational metrics or share performance metrics. Any payments made under the RSU Plan are subject to applicable withholding tax requirements.

Restricted Voting Shares Reserved for Issuance

        The RSU Plan provides that the number of restricted voting shares that may be issued pursuant to RSU awards shall not exceed 5,000,000 restricted voting shares at any time. Additionally, the RSU Plan provides that the number of restricted voting shares reserved for issuance under all "security based compensation arrangements" (as defined by the TSX) shall not exceed 5,000,000 restricted voting shares. A "security based compensation arrangement" generally means any other plan under which equity securities can be issued from the company's treasury.

        If any RSU is terminated, cancelled or has expired without vesting, or is settled for cash, any unissued restricted voting shares which have been reserved for issuance upon the vesting and settlement of the RSU shall become available to be issued upon the settlement of RSUs subsequently granted under the RSU Plan.

        In addition, no RSUs shall be granted under the RSU Plan if, together with any other security based compensation arrangement established or maintained by the company, such grant of RSUs could result, at any time, in the aggregate number of restricted voting shares (i) issued to insiders of the company, within any one-year period and (ii) issuable to insiders of the company, at any time, exceeding the lesser of 5,000,000 restricted voting shares and 10% of the issued and outstanding restricted voting shares.

Forfeiture in Certain Circumstances

        RSUs shall be subject to forfeiture until the expiration of the restricted period and satisfaction of any applicable performance goals during such period (as determined by the Board of Directors and set forth in the applicable RSU award agreement). To the extent such RSUs are forfeited, all rights of the Grantee to such RSUs shall terminate. Upon the termination of employment with or service to the company or any of its affiliates during the applicable restricted period, RSUs held by a Grantee shall be forfeited, unless the Board of Directors determines that such forfeiture will be waived in whole or in part in the applicable award agreement or otherwise. In the event of a change in control (as such term is defined in the RSU Plan), the Board of Directors, in its discretion, may take any action with respect to outstanding RSUs that it deems appropriate, which action may vary among RSUs granted to individual Grantees.

Effect of Certain Transactions

        If the outstanding restricted voting shares shall be changed in number or class by reason of split-ups, spin-offs, combinations, mergers, consolidations or recapitalizations, or by reason of stock dividends, the number of RSUs which may be issued pursuant to RSU awards shall be adjusted so as to reflect such change, all as determined by the Board of Directors. If there shall be any other change in the number or kind of the outstanding restricted voting shares, or of any share or other securities or property into which such restricted voting shares shall have been changed or exchanged, then if the Board of Directors determines that such change equitably requires an adjustment in any RSU award, such adjustment shall be made in accordance with such determination. All such adjustments shall be subject to the approval of the TSX.

        Notwithstanding the above, but subject to any particular award agreement, in the event of any of the following: (i) the company is merged or consolidated with another corporation or entity and, in connection therewith, consideration is received by shareholders of the company in a form other than stock or other equity interests of the surviving entity or outstanding RSU awards are not to be assumed upon consummation of the proposed transaction; (ii) all or substantially all of the assets of the company are acquired by another person; (iii) the reorganization or liquidation of the company; or (iv) the company shall enter into a written agreement to undergo an event described in clause (i), (ii) or (iii) above, then the Board of Directors may, in its discretion and upon at least 10 days' advance notice to the affected persons, cancel any outstanding RSU awards and cause the holders thereof to be paid in cash the value of such RSU awards based upon the price per restricted voting share received or to be received by holders of restricted voting shares in the applicable event. Furthermore, in the event of a change in control of the company, the Board, in its discretion, may take any action with respect to outstanding RSU awards that it deems appropriate, which action may vary among RSU awards granted to individual Grantees; provided, however, that such action shall not reduce the value of an RSU award.

Amendments to the RSU Plan

        The Board of Directors may, at any time, without the approval of our shareholders, suspend, discontinue or amend the RSU Plan or an RSU awarded thereunder. However, the Board of Directors may not amend the RSU Plan or an RSU without the approval of the holders of a majority of company voting shares who vote at a shareholder meeting to: (i) increase the number of restricted voting shares, or the percentage of the issued and outstanding company voting shares, reserved for issuance pursuant to the RSU Plan; (ii) expand the categories of individuals who are eligible to participate in the RSU Plan; (iii) remove or increase the limits on the number of restricted voting shares issuable to any individual holder or to insiders as described under "—Restricted Voting Shares Reserved for Issuance" above; (iv) permit the transfer or assignment of RSUs, except to permit a transfer to a family member, an entity controlled by the holder of the RSUs or a family member, a charity or for estate planning or estate settlement purposes; or (v) amend the amendment provisions of the RSU Plan; unless the change to the RSU Plan or an RSU results from the application of the customary anti-dilution provisions of the RSU Plan. Additionally, no suspension, discontinuance or amendment may be made by the Board of Directors in respect of previously issued RSUs that would adversely alter or impair those awards without the consent of the affected holder. For greater certainty, the exercise by the Board of Directors of any discretion provided for in the RSU Plan, including to set or amend applicable performance goals, will not be considered to be an amendment to the RSU Plan or an RSU. Any amendments to the RSU Plan are also subject to the requirements of the TSX or other applicable regulatory bodies.

Other Compensation

        Kinder Morgan Canada Retirement Plans.    Employees of Kinder Morgan Canada, including our named executive officers, are members of Kinder Morgan Canada's Defined Benefit Pension Plan ("KMCI RPP"). All employees currently contribute 6% of pension eligible earnings (base salary and annual bonus) up to the Income Tax Act limit to this plan. Some employees and executive officers may also be members of the Legacy Pension Plan for Employees of Kinder Morgan Canada ("Legacy RPP"). Benefits from both plans are based on final average earnings and years of service, up to appropriate Income Tax Act limits. Employees who earn a benefit in excess of Income Tax Act limits are also members of the Supplemental Plans ("KMCI SPP" and "Legacy SPP"), which pay for the pensions earned over the Income Tax Act maximums to earnings limits identified within the plans.

        The following tables set forth the estimated actuarial present value of each named executive officer's accumulated pension benefit as of December 31, 2017, under the Kinder Morgan Canada retirement plans. The benefits were computed using the same assumptions used for financial statement purposes, assuming current remuneration levels without any salary projection, and assuming participation until the age when they are first eligible for an unreduced pension. These benefits are subject to federal and provincial income taxes, where applicable, but are not subject to deduction for Canada Pension Plan or Employment Insurance.

	KMCI RPP Pension Benefits
Name	Current Credited Years of Service	Present Value of Accumulated Benefit (US $)(a)	Payments Made During Last Fiscal Year (US $)(a)	Present Value of Accumulated Benefit (C$)	Payments Made During Last Fiscal Year (C$)
Ian Anderson	11	420,035	0	526,954	0
David Safari(b)	N/A	N/A	N/A	N/A	N/A

(a)
CAD amounts converted to USD using the December 31, 2017 conversion rate of 0.7971.

(b)
Mr. Safari does not participate in the KMCI RPP.

	Legacy RPP Pension Benefits
Name	Current Credited Years of Service	Present Value of Accumulated Benefit (US $)(a)	Payments Made During Last Fiscal Year (US $)(a)	Present Value of Accumulated Benefit (C$)	Payments Made During Last Fiscal Year (C$)
Ian Anderson	28	1,185,161	0	1,486,841	0
David Safari(b)	N/A	N/A	N/A	N/A	N/A

(a)
CAD amounts converted to USD using the December 31, 2017 conversion rate of 0.7971.

(b)
Mr. Safari does not participate in the Legacy RPP.

	KMCI SPP Pension Benefits
Name	Current Credited Years of Service	Present Value of Accumulated Benefit (US $)(a)	Payments Made During Last Fiscal Year (US $)(a)	Present Value of Accumulated Benefit (C$)	Payments Made During Last Fiscal Year (C$)
Ian Anderson	11	682,577	0	856,326	0
David Safari(b)	N/A	N/A	N/A	N/A	N/A

(a)
CAD amounts converted to USD using the December 31, 2017 conversion rate of 0.7971.

(b)
Mr. Safari does not participate in the KMCI SPP.

	Legacy SPP Pension Benefits
Name	Current Credited Years of Service	Present Value of Accumulated Benefit (US $)(a)	Payments Made During Last Fiscal Year (US $)(b)	Present Value of Accumulated Benefit (C$)	Payments Made During Last Fiscal Year (C$)
Ian Anderson	28	2,773,903	0	3,479,994	0
David Safari(b)	N/A	N/A	N/A	N/A	N/A

(a)
CAD amounts converted to USD using the December 31, 2017 conversion rate of 0.7971.

(b)
Mr. Safari does not participate in the Legacy SPP.

Potential Payments upon Death, Disability, Termination or a Change in Control

        Our named executive officers are entitled to certain benefits in the events of death, disability, termination of employment or a change in control of us. The plans and circumstances triggering such benefits are described below.

Severance Upon Termination Without Cause

        All of our executive officers are eligible for severance payments upon termination without cause in accordance with Canadian employment law. Potential payments include consideration of cash compensation and proration of benefits and pension relative to the applicable notice period.

Equity-Based Awards

        The following table lists the potential accelerated values of our named executive officers' KMI Phantom Units and KML RSUs upon termination without cause due to a business reorganization or reduction in force or death. Upon a change of control, vesting is not automatically accelerated, although the Board of Directors has discretion to choose to do so. Upon disability, vesting does not accelerate, and the award becomes payable as per the normal vesting schedule. Upon termination without cause not due to a business reorganization or reduction in force and termination with cause, unvested RSUs are forfeited. The table assumes the triggering event for the payments or provision of benefits occurred on December 31, 2017.

Name	Termination Payment KMI Phantom Units (US$)(a)	Termination Payment KMI Phantom Units (C$)(a)	Termination Payment KML RSUs (US$)(b)	Termination Payment KML RSUs (C$)(b)
Ian Anderson	1,895,326	2,377,687	1,271,925	1,595,691
David Safari	—	—	1,081,128	1,356,326

(a)
Calculation equals the number of shares underlying the unvested KMI Phantom Units, multiplied by US$18.07, the closing price of KMI's common stock on the NYSE on December 29, 2017. Amounts were converted to CAD using the December 29, 2017 conversion rate of 1.2545.

(b)
Calculation equals the number of shares underlying the unvested RSUs, multiplied by C$17.01, the closing price of our restricted voting shares on the TSX on December 29, 2017. Amounts were converted to USD using the December 29, 2017 conversion rate of 0.7971.

Kinder Morgan Canada Retirement Plans

        The following table reflects the monthly pension payment payable from the Kinder Morgan Canada retirement plans in the event of termination of employment (other than due to death) assuming the triggering event occurred on December 31, 2017. In the event of termination, the officer would be entitled to his vested benefit under the plans. The following table assumes the officer would make an election to commence the monthly pension payment on January 1, 2018.

Name	KMCI RPP (US$)(a)	Legacy RPP (US$)(a)	KMCI SPP (US$)(a)	Legacy RPP (US$)(a)	KMCI RPP (C$)	Legacy RPP (C$)	KMCI SPP (C$)	Legacy SPP (C$)
Ian Anderson	2,130	5,448	3,476	12,923	2,672	6,835	4,361	16,212
David Safari(b)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(a)
CAD amounts converted to USD using the December 31, 2017 conversion rate of 0.7971.

(b)
Mr. Safari does not participate in the Kinder Morgan Canada retirement plans.

        The following table reflects the monthly pension payment payable from the Kinder Morgan Canada retirement plans in the event of termination of employment due to death assuming the triggering event occurred on December 31, 2017. In the event of death, the beneficiary of the officer would be entitled to the vested benefit under the plans. The following table assumes the beneficiary of the officer would make an election to commence the monthly pension payment on January 1, 2018.

Name	KMCI RPP (US$)(a)	Legacy RPP (US$)(a)	KMCI SPP (US$)(a)	Legacy SPP (US$)(a)	KMCI RPP (C$)	Legacy RPP (C$)	KMCI SPP (C$)	Legacy SPP (C$)
Ian Anderson	1,899	5,132	3,085	12,035	2,382	6,438	3,870	15,098
David Safari(b)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(a)
CAD amounts converted to USD using the December 31, 2017 conversion rate of 0.7971.

(b)
Mr. Safari does not participate in the Kinder Morgan Canada retirement plans.

Other Potential Post-Employment Benefits

        Eligible employees retiring from Kinder Morgan Canada receive the following post employment benefits: Health Spending Account (C$2,500 per year) for eligible health and dental benefits. Extended Health Care (Drugs, Hospital, Equipment, Emergency Travel) with a single/family deductible of C$1,250/C$2,500 per year. Health benefits are in addition to pension benefits. Eligibility requires 10 years of Kinder Morgan Canada employment at time of retirement with full participation in pension and benefits programs as an active employee.

Summary Compensation Tables

        The following table shows total compensation in U.S. dollars paid or otherwise awarded by us to our named executive officers for services rendered during the period between May 30, 2017 (the date of our initial public offering in Canada) and December 31, 2017.

Name and Principal Position	Year	Salary (US$)(a)	Bonus (US$)	Stock Awards (US$)(b)	Non-Equity Incentive Plan Compensation (US$)(c)	Change in Pension Value (US$)(d)	All Other Compensation (US$)(e)	Total (US$)
Steven J. Kean(f)	2017	—	—	—	—	966	—	966
Chief Executive Officer
Ian Anderson	2017	228,157	—	1,199,405	232,244	597,464	11,183	2,268,453
President
David Safari	2017	150,828	—	1,019,486	304,249	—	61,015	1,535,578
Vice President, TMEP

(a)
At his request, Mr. Kean receives annual base salary of $1 from KMI such that his allocation of that amount is negligible here. Messrs. Anderson's and Safari's amounts were converted to USD using the average conversion rate of 0.7701 for the year. All amounts were prorated using the period from May 30 to December 31, 2017.

(b)
Messrs. Anderson's and Safari's amounts were converted to USD using the July 25, 2017 grant date conversion rate of 0.7996. All RSUs are scheduled to vest on the earlier of July 25, 2020 or the three-month anniversary of the in-service date of the Trans Mountain Expansion Project. Amounts reflect the grant date fair value of RSUs granted to our named executive officers computed in accordance with FASB Codification Topic 718, "Compensation—Stock Compensation."

(c)
Mr. Kean does not receive Non-Equity Incentive per his request. Messrs. Anderson's and Safari's amounts represents amounts paid under the Annual Incentive Program. Amounts were earned in the fiscal year indicated but were paid in the next fiscal year. In addition to the amount received under the Annual Incentive Program, Mr. Safari's total includes a prorated $211,337 for TMEP project bonus paid on October 20, 2017. Messrs. Anderson's and Safari's amounts were converted to USD using the February 27, 2018 conversion rate of 0.7849. Mr. Safari's project bonus was converted to USD using the October 20, 2017 conversion rate of 0.7936. All amounts were prorated using the period from May 30, 2017 to December 31, 2017.

The following table sets forth the threshold, target and maximum payout opportunities under the Annual Incentive Program for each named executive officer that were considered by our Compensation Committee, together with budgeted bonus amounts representing estimates of what each officer was expected to receive. Amounts were converted from CAD to USD using the average conversion rate of 0.7701 for the year. The table includes awards made during or for 2017. The Compensation Committee recommended to the Board and the Board approved funding of approximately 97% of the total 2017 budgeted cash bonus pool under the Annual Incentive Program, with the named executive officers receiving on average approximately 89% of their budgeted bonus opportunities. The budgeted bonus opportunities are based on the market data discussed under "—Overview" above.

	Estimated Future Payouts Under Non-Equity Incentive Program Awards
Name	Threshold		Target	Maximum
	(US$)(a)	(US$)(b)	(US$)(c)	(US$)(d)
Ian Anderson
Annual Incentive Program	0 - 385,049	385,050	770,100	1,155,150
RSUs
David Safari
Annual Incentive Program	0 - 192,524	192,525	385,050	577,575
RSUs

(a)
Represents the bonus opportunity available to the executive officer if less than 90% of target is met.

(b)
Represents the bonus opportunity available to the executive officer if 90%-99% of target is met.

(c)
Represents the bonus opportunity available to the executive officer if 100% of target is met.

(d)
Represents the bonus opportunity available to the executive officer if target is exceeded by 10%.
(d)
Represents the change in the actuarial present value of accumulated defined pension benefit under the Cash Balance Retirement Plans described in KMI's proxy statement for Mr. Kean then allocated with the allocation percentage described in (f). Represents the change in the actuarial present value of the Kinder Morgan Canada retirement plans for Mr. Anderson, including the change in conversion rate from 0.7448 as of December 31, 2016 to 0.7971 as of December 31, 2017. Mr. Safari does not participate in the Kinder Morgan Canada retirement plans. All amounts were prorated using May 30 to December 31, 2017.

(e)
2017 amounts are detailed in the table below:

Name	Cash Flexible Benefit Dollars (US$)	Pay in Lieu of Benefits(US$)	Parking Allowance (US$)	KMCI Savings Plan (US$)	Total (US$)
Steven J. Kean	—	—	—		—
Ian Anderson	4,338	—	—	6,845	11,183
David Safari	—	48,958	3,007	9,050	61,015

  The Cash Flexible Benefit Dollars represents payments in lieu of purchasing enhanced benefit coverage. Pay in lieu of benefits represents payment for benefits for term-specific employees who do not participate in the benefits and pension plans. The KMCI Savings Plan is a company contribution of 3% of annual salary with optional employee contributions and is administered by a third-party custodian. Amounts for Messrs. Anderson and Safari were converted using the average conversion rate of 0.7701 for the year. All amounts were prorated using May 30 through December 31, 2017.

(f)
Represents the portion of Mr. Kean's total compensation (awarded by KMI) that was allocated to services provided for the company (35%).

        The following table shows total compensation in Canadian dollars paid or otherwise awarded by us to our named executive officers for services rendered during the period between May 30, 2017 (the date of our initial public offering in Canada) and December 31, 2017.

Name and Principal Position	Year	Salary (C$)(a)	Bonus (C$)	Stock Awards (C$)(b)	Non-Equity Incentive Plan Compensation (C$)(c)	Change in Pension Value (C$)(d)	All Other Compensation (C$)(e)	Total (C$)
Steven J. Kean(f)	2017	—	—	—	—	—	—	—
Chief Executive Officer
Ian Anderson	2017	296,270	—	1,500,006	295,890	538,302	14,521	2.644.989
President
David Safari	2017	195,855	—	1,274,995	384,676	—	79,230	1,934,756
Vice President, TMEP

(a)
At his request, Mr. Kean receives annual base salary of $1 from KMI such that his allocation of that amount is negligible here. All amounts were prorated from May 30, 2017 to December 31, 2017.

(b)
All RSUs are scheduled to vest on the earlier of July 25, 2020 or the three-month anniversary of the in-service date of the Trans Mountain Expansion Project. Amounts reflect the grant date fair value of RSUs granted to our named executive officers computed in accordance with FASB Codification Topic 718, "Compensation—Stock Compensation."

(c)
Mr. Kean does not receive Non Equity Incentive per his request. Amounts for Messrs. Anderson and Safari represents amounts paid under the Annual Incentive Program. Amounts were earned in the fiscal year indicated but were paid in the next fiscal year. In addition to the amount received under the Annual Incentive Program, Mr. Safari's total includes $266,301 for TMEP project bonus paid on October 20, 2017. All amounts were prorated from May 30, 2017 to December 31, 2017.

The following table sets forth the threshold, target and maximum payout opportunities under the Annual Incentive Program for each named executive officer that were considered by our Compensation Committee, together with budgeted bonus amounts representing estimates of what each officer was expected to receive. The Compensation Committee recommended to the Board and the Board approved funding of approximately 97% of the total 2017 budgeted cash bonus pool under the Annual Incentive Program, with the named executive officers receiving on average approximately 89% of their budgeted bonus opportunities. The budgeted bonus opportunities are based on the market data discussed under "—Overview" above.

	Estimated Future Payouts Under Non-Equity Incentive Program Awards
Name	Threshold		Target	Maximum
	(C$)(a)	(C$)(b)	(C$)(c)	(C$)(d)
Ian Anderson
Annual Incentive Program	0 - 499,999	500,000	1,000,000	1,500,000
RSUs
David Safari
Annual Incentive Program	0 - 249,999	250,000	500,000	750,000
RSUs

(a)
Represents the bonus opportunity available to the executive officer if less than 90% of target is met.

(b)
Represents the bonus opportunity available to the executive officer if 90%-99% of target is met.

(c)
Represents the bonus opportunity available to the executive officer if 100% of target is met.

(d)
Represents the bonus opportunity available to the executive officer if target is exceeded by 10%.
(d)
Represents the change in the actuarial present value of the Kinder Morgan Canada retirement plans for Mr. Anderson. Mr. Safari does not participate in the Kinder Morgan Canada retirement plans. All amounts were prorated using May 30 to December 31, 2017. Mr. Kean is shown as zero because of a negative value of $(276) due to the currency conversion rate between December 31, 2016 and December 31, 2017.

(e)
2017 amounts are detailed in the table below:

Name	Cash Flexible Benefit Dollars(C$)	Pay in Lieu of Benefits(C$)	Parking Allowance(C$)	KMCI Savings Plan(C$)	Total (C$)
Steven J. Kean	—	—	—		—
Ian Anderson	5,633	—	—	8,888	14,521
David Safari	—	63,573	3,906	11,751	79,230

  The Cash Flexible Benefit Dollars represents payments in lieu of purchasing enhanced benefit coverage. Pay in lieu of benefits represents payment for benefits for term-specific employees who do not participate in the benefits and pension plans. The KMCI Savings Plan is a company contribution of 3% of annual salary with optional employee contributions and is administered by a third-party custodian. All amounts were prorated using May 30 through December 31, 2017.

(f)
Represents the portion of Mr. Kean's total compensation (awarded by KMI) that was allocated to services provided for the company (35%).

Outstanding Equity Awards at Fiscal Year-End

        In July 2013, Mr. Anderson received performance-based awards of KMI Phantom Units (to be settled in cash) subject to five-year cliff vesting. In July 2015, Mr. Anderson received a KMI Phantom Unit grant subject to three-year cliff vesting. In July 2016, Mr. Anderson received KMI Phantom Units subject to three-year cliff vesting. In 2017, Messrs. Anderson and Safari received KML RSUs that are scheduled to vest on the earlier of July 25, 2020 or the three-month anniversary of the in-service date of the Trans Mountain Expansion Project.

Name	Number of KMI Phantom Units that Have Not Vested	Market Value of KMI Phantom Units that Have Not Vested (US$)(a)	Market Value of KMI Phantom Units that Have Not Vested (C$)(a)
Ian Anderson	104,888	1,895,326	2,377,687
David Safari	—	—	—

(a)
The values represented in this column were pre-IPO grants that have been calculated by multiplying $18.07, the closing price of KMI common stock on December 29, 2017, by the number of RSUs. Amounts were converted to CAD using the year-end conversion rate of 1.2545.

Name	Number of KML RSUs that Have Not Vested	Market Value of KML RSUs that Have Not Vested (US$)(a)	Market Value of KML RSUs that Have Not Vested (C$)(a)
Ian Anderson	93,809	1,271,925	1,595,691
David Safari	79,737	1,081,128	1,356,326

(a)
The values represented in this column have been calculated by multiplying $17.01, the closing price of our restricted voting shares on December 29, 2017, by the number of RSUs. Amounts were converted to USD using the conversion rate of 0.7971.

DIRECTOR COMPENSATION

Non-Employee Director Compensation

        We do not pay any compensation to our directors who also are our employees or employees of KMI in their capacity as directors. Our non-employee directors are paid an annual retainer of $175,000 CAD for their services as directors, and do not receive any additional meeting or committee fees. In addition, directors are reimbursed for reasonable expenses in connection with Board and committee meetings. The following table discloses the compensation earned by our non-employee directors for Board service in 2017. Note that the annual payment below represents a partial year for the period since our IPO on May 30, 2017.

Name	Fees Earned or Paid in Cash (US$)	KML RSU Awards (US$)(a)	All Other Compensation (US$)(b)	Total (US$)
Daniel P.E. Fournier	84,076	—	—	84,076
Gordon M. Ritchie	3	84,073	724	84,800
Brooke N. Wade	3	84,073	724	84,800

(a)
Represents the value of cash compensation that Messrs. Ritchie and Wade elected to receive in the form of RSUs under our Restricted Share Unit Plan for Non-Employee Directors. Value computed as the number of RSUs elected to be received in lieu of cash (5,790 shares each) multiplied by the closing price on the day cash compensation was approved (C$18.35 per share on August 4, 2017), and converted to USD using the August 4, 2017 conversion rate of 0.7913.

(b)
Represents dividend equivalent payments on unvested RSUs, converted to USD using the average conversion rate of 0.7701 for the year.

Name	Fees Earned or Paid in Cash (C$)	KML RSU Awards (C$)(a)	All Other Compensation (C$)(b)	Total (C$)
Daniel P.E. Fournier	106,250	—	—	106,250
Gordon M. Ritchie	3	106,247	941	107,191
Brooke N. Wade	3	106,247	941	107,191

(a)
Represents the value of cash compensation that Messrs. Ritchie and Wade elected to receive in the form of RSUs under our Restricted Share Unit Plan for Non-Employee Directors. Value computed as the number of RSUs elected to be received in lieu of cash (5,790 shares each) multiplied by the closing price on the day cash compensation was approved (C$18.35 per share on August 4, 2017).

(b)
Represents dividend equivalent payments on unvested RSUs.

Restricted Share Unit Plan for Non-Employee Directors

  Overview

        The Company has adopted a Restricted Share Unit Plan for Non Employee Directors (the "Director RSU Plan") for directors who are not salaried employees of the company or KMI ("Non-Employee Directors"). The purpose of the Director RSU Plan is to align the compensation of Non-Employee Directors with the interests of the company and its shareholders.

        The Director RSU Plan is administered by the Board of Directors, which has the authority to construe and interpret the Director RSU Plan, including any questions in respect of any RSUs granted thereunder.

        As of December 31, 2017, there were no RSUs outstanding under the Director RSU Plan. As of December 31, 2017, an aggregate of 488,420 RSUs were available for grant under the Director RSU Plan, representing 0.47% of the issued and outstanding restricted voting shares.

  Grants and Vesting of RSUs

        Under the Director RSU Plan, a Non-Employee Director may elect to receive, in satisfaction of all or a portion of cash compensation otherwise payable to the Non-Employee Director in accordance with the Company's director compensation program, a number of RSUs with a notional value, based on the fair market value of restricted voting shares (generally being the closing price of the restricted voting shares on the TSX on the day the cash compensation is awarded), equal to the value of the cash compensation elected to be satisfied in the form of RSUs. Any RSUs granted under the Director RSU Plan are subject to forfeiture restrictions, which lapse no later than the end of the calendar year to which the cash compensation underlying the RSUs relates.

        The restricted voting shares issued to Non-Employee Directors in settlement of RSUs granted under the Director RSU Plan may either be newly issued restricted voting shares, or restricted voting shares purchased on the open market on behalf of the Non-Employee Director.

        At the discretion of the Board, each RSU may be credited with cash and stock dividends equivalent to those paid on a restricted voting share while the RSU is outstanding, and such cash dividend equivalents will be paid to the Non-Employee Director in cash either at approximately the time such dividends are paid on the restricted voting shares or at the time of settlement of the RSU. If the Board elects to defer such cash dividend equivalent payments until settlement and an RSU is forfeited prior to settlement, the Non-Employee Director will have no right to such dividend equivalent payments.

        Any payments made under the Director RSU Plan are subject to applicable withholding tax requirements.

  Restricted Voting Shares Reserved for Issuance

        The Director RSU Plan provides that the number of restricted voting shares that may be issued or issuable from the treasury of the Company pursuant to Director RSU Plan awards shall not exceed 500,000 restricted voting shares. Additionally, the Director RSU Plan provides that the number of restricted voting shares reserved for issuance from the treasury of the Company under all "security based compensation arrangements" (as defined by the TSX) shall not exceed 5,000,000 restricted voting shares. As of the date of this proxy statement, the Company's security based compensation arrangements comprise the RSU Plan and the Director RSU Plan.

        In addition, no restricted voting shares shall be issued under the Director RSU Plan if, together with any other security based compensation arrangement established or maintained by the Company, such grant of restricted voting shares could result, at any time, in the aggregate number of restricted voting shares (i) issued to insiders of the Company, within any one-year period and (ii) issuable to insiders of the Company, exceeding the lesser of 5,000,000 restricted voting shares and 10% of the issued and outstanding restricted voting shares.

  Forfeiture in Certain Circumstances

        RSUs issued under the Director RSU Plan are subject to forfeiture until the expiration of the forfeiture restrictions. To the extent such RSUs are forfeited, all rights of the Non-Employee Director to such RSUs shall terminate. Upon the termination of service as a director prior to the lapsing of the applicable forfeiture restrictions, such RSUs shall be forfeited.

        In the event of a change in control (as such term is defined in the Director RSU Plan), the Board of Directors, in its discretion, may take any action that it deems appropriate with respect to outstanding RSUs in respect of which the forfeiture restrictions have not lapsed.

  Effect of Certain Transactions

        In the event of a merger, reorganization, consolidation, recapitalization, separation, liquidation, share dividend, share split or other change in our structure affecting the restricted voting shares, such adjustment shall be made in the number of Director RSUs outstanding and/or restricted voting shares available under the Director RSU Plan, as may be determined to be appropriate and equitable by the Board, in its sole discretion, to prevent dilution or enlargement of rights, provided that any such adjustment shall be subject to the approval of the TSX.

  Amendments to the Director RSU Plan

        The Board may, at any time, without the approval of our shareholders, suspend, discontinue or amend the Director RSU Plan or an RSU awarded thereunder. However, the Board may not amend the Director RSU Plan or an RSU without the approval of the holders of a majority of company voting shares who vote at a shareholder meeting to: (i) increase the number of restricted voting shares, or the percentage of the issued and outstanding company voting shares, reserved for issuance pursuant to the Director RSU Plan; (ii) expand the categories of individuals who are eligible to participate in the Director RSU Plan; (iii) remove or increase the limits on the number of restricted voting shares issuable to any individual holder or to insiders as described under "—Restricted Voting Shares Reserved for Issuance" above; or (v) amend the amendment provisions of the Director RSU Plan; unless the change to the Director RSU Plan or an RSU results from the application of the customary anti-dilution provisions of the Director RSU Plan. Additionally, no suspension, discontinuance or amendment may be made by the Board of Directors in respect of previously issued RSUs that would adversely alter or impair those awards without the consent of the affected Non-Employee Director. For greater certainty, the exercise by the Board of Directors of any discretion provided for in the Director RSU Plan will not be considered to be an amendment to the Director RSU Plan or an RSU. Any amendments to the Director RSU Plan are also subject to the requirements of the TSX or other applicable regulatory bodies.

 PERFORMANCE GRAPH

Cumulative Total Return

        The following performance graph compares the annual performance of our restricted voting shares to Standard & Poor's TSX Composite Total Returns Index and to a group of peer issuers selected by us for the period beginning on May 30, 2017, the date on which we completed the initial public offering of our restricted voting shares, and ending on December 31, 2017. The graph assumes that the value of the investment in our restricted voting shares and each index was $100 at May 30, 2017, and that all dividends were reinvested. Total net return to our shareholders during this period was 6.10 percent, as compared to an average return of 7.33 percent for Standard & Poor's TSX Composite Total Returns Index and negative 3.01 percent for the S&P/TSX Oil & Gas Storage and Transportation Index for the same period. The total net return to our shareholders of 6.10 percent was calculated using the initial public offering price of our restricted voting shares on May 30, 2017 of $17.00.

	Base Period	INDEXED RETURNS Month Ending
Company/Index	5/30/17	6/30/17	7/31/17	8/31/17	9/30/17	10/31/17	11/30/17	12/31/17
Kinder Morgan Canada Limited	100	97.48	108.54	107.12	107.00	103.36	109.91	106.10
S&P/TSX Composite Index	100	99.11	99.05	99.71	102.76	105.57	106.07	107.33
S&P/TSXOil & Gas Storage & Transportation Index	100	98.80	99.31	96.57	99.46	96.69	96.91	96.99

TABLING OF FINANCIAL STATEMENTS

        The audited consolidated financial statements for the year ended December 31, 2017 and the report of the auditors thereon will be placed before the meeting. These audited consolidated financial statements form part of our Form 10-K report. Copies of our Form 10-K may be obtained from the Corporate Secretary upon request and will be available at the meeting. The full text of Form 10-K is available on our website at www.kindermorgancanadalimited.com and has been filed with the Canadian securities regulatory authorities and the U.S. Securities and Exchange Commission.

ITEM 1
ELECTION OF DIRECTORS

        All of our incumbent directors are standing for re-election to our Board. All directors are elected annually and serve a one-year term or until his or her successor has been duly elected and shall qualify. To be elected to the Board, the number of votes cast "FOR" a nominee's election must exceed the number of votes "WITHHELD" for such nominee's election.

        Pursuant to the company's majority voting requirements, except in the case of a contested election, a nominee must receive more votes cast "for" than "withheld" his or her election or re-election in order to be elected or re-elected to the Board. If a director receives a greater number of votes "withheld" from his or her election than votes "for" his or her election, that director shall tender his or her resignation for consideration by the Board promptly following confirmation of the shareholder vote. Following receipt of such resignation, the Board will promptly consider the tendered resignation and will determine whether to accept or reject the director's resignation within 90 days following the date of the shareholders' meeting at which the election occurred. The Board shall accept the resignation except in exceptional circumstances.

        Promptly following the Board's decision, the company will disclose that decision, including an explanation of the process by which the decision was reached and, if applicable, the reasons for rejecting the tendered resignation, in a press release, a copy of which will be provided to the TSX.

        Any director who is required to tender his or her resignation pursuant to the company's majority voting requirements will not participate in the Board's consideration of whether to accept or reject the tendered resignation or in any Board meeting relating to the acceptance or rejection of such recommendation.

Information about the Nominees

        The biographies of each of the nominees, which contain information regarding the person's service as a director, jurisdiction of residence, present principal occupation, business experience, director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the Nominating and Governance Committee and the Board to determine that the person should serve as a director for the company, are set forth under "Corporate Governance—The Board of Directors" beginning on page 6. Each of the nominees has agreed to be named in this proxy statement and to serve as a director if elected.

Recommendation

        OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL SIX NOMINATED DIRECTORS.

ITEM 2
APPOINTMENT OF
PRICEWATERHOUSECOOPERS LLP AS OUR
INDEPENDENT AUDITOR

        The Audit Committee of our Board has recommended that PricewaterhouseCoopers LLP be appointed as our independent auditor for the fiscal year ended December 31, 2018, and that the remuneration of PricewaterhouseCoopers LLP for such year be fixed by the directors or the company. PricewaterhouseCoopers LLP has served as our independent auditor since it was appointed on May 23, 2017 in connection with our initial public offering. Services provided to us and our subsidiaries by PricewaterhouseCoopers LLP in fiscal 2017 included the audit of our consolidated financial statements, reviews of quarterly financial statements and services in connection with various SEC and SEDAR filings and tax matters. See "The Board of Directors and Its Committees—Audit Committee—Audit Matters" for information about PricewaterhouseCoopers LLP's fees.

        Representatives of PricewaterhouseCoopers LLP will be present at the annual meeting to respond to appropriate questions and to make such statements as they may desire.

        The affirmative vote of the holders a majority of the votes cast will be required for approval. Proxies will be voted for the proposal unless otherwise specified.

Recommendation

        OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT AUDITOR FOR 2018 AND THAT THE DIRECTORS OF THE CORPORATION BE AUTHORIZED TO FIX THE REMUNERATION OF PRICEWATERHOUSECOOPERS LLP FOR SUCH FISCAL YEAR.

        In the event shareholders do not appoint PricewaterhouseCoopers LLP, the selection will be reconsidered by the Audit Committee and our Board.

INTEREST OF CERTAIN PERSONS OR COMPANIES IN MATTERS TO BE ACTED UPON

        To the knowledge of the directors and executive officers of the company, none of the directors, proposed directors or executive officers of the company or anyone who has held such office since our initial public offering in May 2017, or any associate or affiliate of the foregoing, has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the annual meeting, except as otherwise disclosed in this proxy statement.

OTHER MATTERS

        As of the date of this proxy statement, we know of no business that will be presented for consideration at the annual meeting other than the items referred to above. If any other matter is properly brought before the annual meeting for action by shareholders, proxies returned to us will be voted in accordance with the judgment of the proxy holder.

ADDITIONAL INFORMATION

Shareholder Proposals and Director Nominations for Our 2019 Annual Meeting

Rule 14a-8 Shareholder Proposals

        Shareholders interested in submitting a proposal for inclusion in the proxy materials for our annual meeting of shareholders in 2019 may do so by following the procedures prescribed in Rule 14a-8 under the Exchange Act. To be eligible for inclusion, shareholder proposals must be received by our corporate secretary at Suite 2700, 300—5th Avenue S.W., Calgary, Alberta T2P 5J2 no later than December 20, 2018.

Other Proposals/Nomination under our Advance Notice Bylaw Provision

        The company's by-laws include "advance notice provisions" designed to: (i) facilitate an orderly and efficient annual meeting or, where the need arises, special meeting process; (ii) ensure that all shareholders receive adequate notice of director nominations and sufficient information with respect to all nominees; and (iii) allow shareholders to register an informed vote having been afforded reasonable time for appropriate deliberation. As a whole, these provisions are intended to provide shareholders, directors and management of the company with a clear framework for nominating directors. These provisions set deadlines for a certain number of days before a shareholders' meeting for a shareholder to notify the Company or his, her or its intention to nominate one or more directors, and explains the information that must be included with the notice for it to be valid. In the case of the 2019 annual meeting of shareholders, notice must be given to the company not less than 30 days prior to the date of the meeting; provided, however, that in either circumstance, if the meeting is to be held on a date that is less than 50 days after the date on which the first public announcement of the date of meeting was made, notice shall be given not later than the close of business on the tenth day following such public announcement. The company's by-laws are available on our website at www.kindermorgancanadalimited.com and under our SEDAR profile at www.sedar.com.

Incorporation by Reference

        To the extent we incorporate this proxy statement by reference into any other filing with the SEC under the Securities Act or the Exchange Act, the sections of this proxy statement under the captions "Report of Compensation Committee," "Report of Audit Committee" and "Performance Graph" will not be deemed incorporated unless specifically provided otherwise in the filing.

        We will provide without charge to you, upon your request, a copy (without exhibits) of our annual report on Form 10-K for the year ended December 31, 2017 filed with the SEC. You may also obtain copies of exhibits to our Form 10-K, but we will charge a reasonable fee to shareholders requesting such exhibits. Requests for copies should be addressed to Kinder Morgan Canada Limited, Attn: Investor Relations, 1001 Louisiana Street, Suite 1000, Houston, Texas 77002, (713) 369-9000.

        YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT INFORMATION. THIS PROXY STATEMENT IS DATED MARCH 28, 2018. YOU SHOULD ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF THAT DATE ONLY. OUR BUSINESS, FINANCIAL CONDITION, RESULTS OF OPERATIONS AND PROSPECTS MAY HAVE CHANGED SINCE THAT DATE.

SCHEDULE A

KINDER MORGAN CANADA LIMITED
MANDATE OF THE BOARD OF DIRECTORS

        The following mandate (the "Mandate") established by the board of directors (the "Board") of Kinder Morgan Canada Limited (the "Company") provides a structure within which directors and management can effectively pursue the Company's objectives.

I.     Objectives Sought to be Achieved by this Mandate

        This Mandate has been adopted by the Board with a view to promoting:

  •
  Transparency in reporting the Company's financial condition and results of operations, its business activities and other information about the Company, its management and its Board to regulatory authorities, the Company's shareholders and the Company's other constituencies;

  •
  Compliance with not only the literal requirements but also the Board's perception of the intended purposes of applicable laws, rules and regulations; and

  •
  Institutional behavior that conforms to governance standards that exceed the consensus view of minimum acceptable corporate governance standards.

II.    Composition of the Board of Directors and Majority Voting Requirements

        It is the policy of the Board that the Board will reflect the following characteristics:

  •
  Each director shall be a person of integrity who is dedicated, industrious, honest, candid, fair and discreet;

  •
  Each director shall be knowledgeable, or willing to become so quickly, in the critical aspects of the Company's business and operations;

  •
  Each director shall be experienced and skillful in serving as a member of, overseer of, or trusted advisor to, the senior management or board of at least one substantial corporation, charity, institution or other enterprise; and

  •
  The Board shall encompass a range of talent, skill and expertise sufficient to provide sound and prudent guidance with respect to the full scope of the Company's operations and interests.

        Prospective candidates for director may be suggested to the Board by any director or by such other sources as the Board may choose. The Board will also consider persons suggested by shareholders prospective candidates for director. The Board may adopt policies and procedures with respect to the manner in which shareholders may make such suggestions, including requirements that must be satisfied by the shareholder and suggested nominee before the suggestion will be considered by the Board. Appropriate candidates shall be interviewed by the Chair of the Board or any other director who wishes to do so and nominees shall be recommended by the Chair of the Board to the full Board for its consideration.

        Forms of proxy for the vote at shareholders' meetings where directors are to be elected will enable shareholders to vote "for", or to "withhold" from voting, separately for each nominee. Other than in the case of a contested election, a nominee must receive more votes cast "for" than "withhold" his or her election or re-election in order to be elected or re-elected to the Board. If, in the case of an uncontested election, a director receives a greater number of votes "withheld" from his or her election than votes "for" his or her election, that director shall tender his or her resignation for consideration by the Board promptly following confirmation of the shareholder vote. Following receipt of such resignation, the Board will promptly consider the tendered resignation and will determine whether to

Schedule A - Page 1

accept or reject the director's resignation within 90 days following the date of the shareholders' meeting at which the election occurred. The Board shall accept the resignation except in exceptional circumstances.

        Promptly following the Board's decision, the Company will disclose that decision, including an explanation of the process by which the decision was reached and, if applicable, the reasons for rejecting the tendered resignation, in a press release which press release will also be provided to the TSX.

        Any director who is required to tender his or her resignation pursuant to the above majority voting requirements will not participate in the Board's consideration of whether to accept or reject the tendered resignation or in any Board meeting relating to the acceptance or rejection of such recommendation. In the event that any director does not tender his or her resignation in accordance with these majority voting requirements shall not be nominated for re-election and shall not be entitled to any benefits (financial or otherwise) as a director or past director of the Company.

III.  Functions of the Board of Directors

        The business and affairs of the Company shall be managed by or under the direction of the Board, and the Company shall have such officers with such duties as determined by the Board. The Board will consider all major decisions of the Company. However, the Board may delegate certain of its powers and authorities that the directors, or independent directors, as applicable, deem necessary or desirable to effect the efficient administration of the duties of the Board. Under the services agreement (the "Services Agreement") among the Company, Kinder Morgan Canada Inc. ("KMCI"), Kinder Morgan Canada GP Inc. (the "General Partner"), and Kinder Morgan Canada Limited Partnership (the "Limited Partnership"), KMCI will provide services with respect to certain aspects of the management, operation and administration of the business and affairs of the Company, the General Partner and the Limited Partnership (and each entity that they control from time to time, collectively, the "Business"). References in this Mandate to management or employees of the Company, include all employees of KMCI or any of its affiliates performing services for the Business pursuant to the terms of the Services Agreement. In addition, the Company has entered into a cooperation agreement with Kinder Morgan, Inc. ("Kinder Morgan"), KM Canada Terminals ULC, Kinder Morgan Canada Company, the General Partner and the Limited Partnership (the "Cooperation Agreement") which provides for, among other things, certain matters relating to the relationships among Kinder Morgan, Inc. the Company, the General Partner, the Limited Partnership and the holders of partnership units in the Limited Partnership.

        In accordance with the Company's by-laws and subject to the direction of the Board, management will manage the business and affairs of the Company in a manner consistent with the standards set forth in this Mandate, and, where applicable, in accordance with the terms of the Services Agreement, the terms of the Cooperation Agreement and any specific plans, instructions or directions of the Board. In addition to its regular responsibilities to report to and to seek Board approvals when appropriate, subject to the Services Agreement and the Cooperation Agreement, management shall seek the advice and, in appropriate situations, the approval of the Board with respect to extraordinary actions to be undertaken by the Company.

        At its regularly scheduled meetings during each year, the Board will review and discuss reports by management on the performance of the Business, its plans and prospects, as well as immediate and longer-term issues facing the Business. In addition to its general oversight of the Company and the

Schedule A - Page 2

matters set out in the Company's by-laws, the responsibilities of the Board and its standing committees shall, subject to the terms of the Services Agreement and the Cooperation Agreement, include:

  •
  monitoring the actions of management, including the performance and achievement of strategic plans and objectives of the Company, including reviewing the operating results of the Company and of the Business, no less than quarterly;

  •
  reviewing and approving the Company's significant financial objectives, plans, and actions;

  •
  reviewing and approving material transactions of the Company not in the ordinary course of business, including significant capital allocations and expenditures;

  •
  promoting ethical behavior and compliance with laws and regulations, auditing and accounting principles, and the Company's own organizational documents;

  •
  taking reasonable steps to identify the principal risks of the Company's business and to review and assess the systems put in place to manage such risks;

  •
  recommending the appointment of an auditor to the shareholders and fixing the remuneration of the auditor if not fixed by the shareholders;

  •
  reviewing, approving and periodically revising, as appropriate, this Mandate and the charters of the Board's various standing committees;

  •
  assessing the Board's own effectiveness in fulfilling these and other Board and committee responsibilities; and

  •
  performing such other functions as are prescribed by law, assigned to the Board in the Company's organizational documents, or set forth in this Mandate.

        In all cases, the following matters will be considered by the Board as a whole and not delegated:

  •
  submitting to the shareholders any question or matter requiring approval of the shareholders;

  •
  filling a vacancy among the directors or in the office of auditor or appointing additional directors;

  •
  issuing securities, except in the manner and on the terms authorized by the directors;

  •
  declaring dividends;

  •
  purchasing, redeeming or otherwise acquiring shares issued by the Company, except in the manner and on the terms authorized by the directors;

  •
  paying a commission to any person in consideration of that person purchasing or agreeing to purchase shares of the Company from the Company or from any other person, or procuring or agreeing to procure purchasers for shares of the Company;

  •
  approving any required management proxy circulars;

  •
  approving any required annual financial statements; or

  •
  adopting, amending or repealing the by-laws of the Company.

IV.    Director Independence

        The Board shall have such number of "independent" (as such term is defined by National Instrument 58-101—Corporate Governance Guidelines ("NI 58-101")) directors as required by applicable law. Directors who do not meet the independence standards of NI 58-101 may nevertheless make valuable contributions to the Board and to the Company by reason of their experience and wisdom,

Schedule A - Page 3

and the Company expects to have some directors who are members of management or who otherwise are not independent.

        The Board will affirmatively determine annually, generally at the regularly scheduled first quarter meeting of the Board, based on a consideration of all relevant facts and circumstances, whether each director is "independent." In making this determination, the Board will affirmatively determine whether each director has any direct or indirect material relationship with the Company. If a director is determined to have such a relationship, he or she cannot be considered independent.

        Directors have an affirmative obligation to inform the Board of all material information regarding their circumstances or relationships that may impact their characterization by the Board as "independent" or that may give rise to an actual or perceived conflict of interest, including responding promptly to questionnaires circulated by or on behalf of the Chair of the Board or the Company that are designed to elicit relevant information regarding business and other relationships. This obligation includes all business relationships among directors or between directors and the Company and its affiliates or members of senior management and their affiliates.

        In the event that the Board does not have an independent Chair of the Board, it will appoint a Lead Director and develop a procedure for the independent directors to function independently of management and, where necessary, Kinder Morgan. The Board will have a fixed in camera agenda item for each Board and committee meeting, during which independent directors, under the direction of the Lead Director or committee chair, may meet without any members of management or non-independent directors present. The Lead Director will be responsible for moderating the in camera Board of Directors meetings held by the Board's independent directors and acting as principal liaison between the independent directors and the Chair of the Board on matters dealt with in such in camera sessions. In the absence of the Chair of the Board; the Lead Director shall preside at meetings of the Board.

V.     Board Leadership

        In addition to the duties of a regular Board member and those set forth in the Company's by-laws applicable to the office (if any), the Chair of the Board has the following specific responsibilities:

  •
  schedule Board meetings in a manner that enables the Board and its committees to perform their duties responsibly while not interfering with the ongoing operations of the Company or the Business;

  •
  prepare, in consultation with the Company's executive officers, committee chairs and other directors, the agendas for the Board meetings;

  •
  monitor the relationships and flow of information between senior management and the Board and assess whether such relationships and the quantity, substance and timeliness of that information conforms to the expectations of the Board;

  •
  interview appropriate Board candidates, and discuss with the other Board members, the Chair of the Board's impression of such candidates;

  •
  conduct an annual review and evaluation of the conduct and performance of the Board and the conduct and performance of management;

  •
  consult with the Board with respect to the membership of the various Board committees and the recommendation of the committee chairs; and

  •
  assist the Board in the implementation of this Mandate.

Schedule A - Page 4

VI.   Director's Access to Management and Outside Advisors

        Each director shall have full access to: (a) senior management; (b) information about the Company's operations; and (c) any outside advisor to the Company. The Board will work with senior management to, where appropriate, have operating heads of the major business segments of the Business brought to Board meetings from time to time who can provide additional insight into the items being discussed because of personal involvement in those areas. The Board or any committee may request any officer or employee or the Company's counsel or other advisors or consultants to attend a meeting of the Board or such committee, as the case may be, or to meet with any member of or advisor to the Board or such committee.

VII. Outside Experts

        While the information needed for the Board's decision making generally will be found within the Company or from management, from time to time the Board may seek legal, accounting or other expert advice from sources independent of management.

        Each standing committee of the Board shall have the sole authority, without further authorization from the Board, to engage, compensate, oversee and terminate external independent consultants, counsel and other advisors as it determines necessary to carry out its duties, including, in the case of the Audit Committee, the resolution of any disagreements between management and the Company's external auditors regarding financial reporting. The Company shall provide appropriate funding (as determined by each standing committee) for payment of compensation to advisors engaged by any such committee.

        The Board may also engage, compensate, oversee and terminate external consultants, counsel and other advisors as it deems necessary to carry out its duties. The Company shall provide appropriate funding (as determined by the Board) for payment of compensation to advisors engaged by the Board as a whole.

VIII.  Board Meetings

        The Chair of the Board, in consultation with the other members of the Board, shall determine the timing and length of the meetings of the Board. The Board expects that four regular meetings at appropriate intervals will be sufficient for the discharge of the Board's normal responsibilities. In addition to regularly scheduled meetings, special Board meetings may be called upon appropriate notice at any time to address specific needs of the Company.

        Directors are expected to attend and participate in person in each regularly scheduled Board meeting, as well as any meetings of committees of which they are members associated with a regularly scheduled Board meeting. It is recognized, however, that telephone or video conference participation by a director may be necessary from time to time and that such participation is preferable to a director missing a Board meeting.

        The Chair of the Board shall establish the agenda for each Board meeting after consulting with the other directors and senior management. Each agenda for a regularly scheduled Board meeting will include an "Other Business" segment. Each director shall be entitled to suggest the inclusion of items on the agenda, request the presence of or a report by any member of senior management or raise subjects during the "Other Business" segment of each regularly scheduled Board meeting that are not on the agenda for that meeting. The Chair of the Board shall circulate the final agenda among the directors. To the extent deemed appropriate by management, the operating heads of the major business segments of the Business shall be afforded an opportunity to make presentations to the Board. The Company's Chief Executive Officer, Chief Financial Officer, President of Pipelines and President of

Schedule A - Page 5

Terminals (if not directors) shall attend each meeting of the Board, unless requested otherwise by the Board.

IX.   Board Materials

        Analyses and empirical data are important to the directors' understanding of the business to be conducted at a meeting of the Board or any committee. Directors should receive appropriate information and data that are important to their understanding of the business of the Company in sufficient time to prepare for meetings and in any event, if practicable, at least two business days prior to any regularly scheduled meeting in the case of a regular agenda item and as promptly as practicable thereafter with respect to any special agenda item. Such information and data relating to matters to be addressed at a specially scheduled meeting shall be received by directors as soon as practicable prior to the meeting. Efforts shall be made to make this material concise but in sufficient detail to provide the requisite information and a reasonable basis on which the directors can make informed business decisions; it shall be analytic as well as informational; and it shall include highlights and summaries whenever appropriate. The material may be distributed by electronic means, regular mail, fax, courier, or overnight mail. The Board recognizes the importance of directors reviewing and being familiar with the information furnished to them prior to meetings. Notwithstanding the foregoing, it is recognized that under certain circumstances certain written materials may not be made available in advance of a meeting.

        Directors may request that the appropriate members of senior management present to the Board information on specific topics relating to the Company or the Business and its operations.

X.    Board Committees and Committee Membership

        The Board has four standing committees, the Audit Committee, the Nominating and Governance Committee, the Compensation Committee and the Health Safety and Environment Committee. The Board may form a new committee or disband a committee if, in its view, it is appropriate to do so, provided that the Board will always have an audit committee. The Board may determine among its members the members of its committees, provided that the members of the Audit Committee may be chosen solely from those directors that meet the independence requirements of National Instrument 52-110—Audit Committees.

        In addition to the Audit Committee the Nominating and Governance Committee, the Compensation Committee and the Health Safety and Environment Committee, the Board may from time to time designate additional or ad hoc committees in conformity with the Company's by-laws. Each committee shall have the authority and responsibilities delineated in, and act in accordance with, the Company's by-laws, the resolutions creating it, its applicable charter, if any, and this Mandate. The Board may alter or amend the charter of any standing committee at any time and shall also have the authority to disband any ad hoc or standing committee when it deems it appropriate to do so, provided that the Company shall at all times have such committees as may be required by the by-laws, applicable law or listing standards.

        Each standing committee shall have a written charter, which shall be approved by the full Board and state the purpose of such committee. Committee charters shall be reviewed at least annually and revised as necessary to reflect the activities of each of the respective committees, changes in applicable law, regulation or listing requirements and other relevant matters, and proposed revisions to such charters shall be approved by the full Board. If any director ceases to be independent under the standards set forth herein or required by law or listing standards while serving on any committee whose members must be independent, he or she shall promptly resign from that committee.

        The members of any standing committee of the Board will be appointed annually by the Board, generally at or prior to the regularly scheduled first quarter meeting of the Board, to serve for an

Schedule A - Page 6

annual term and until their successors are duly elected and qualified. Any member of a committee or committee chair may resign or, subject to the by-laws, be removed by the Board from membership on the committee or as chair. Any committee chair will periodically report the applicable committee's findings and conclusions to the Board.

        The Company will provide appropriate funding, as determined by each standing committee or the Board, as the case may be, for the ordinary administrative expenses of each committee and the Board that are necessary or appropriate in carrying out its duties.

XI.   Committee Meetings

        Each committee chair, in consultation with the Chair of the Board, other directors and senior management, shall establish agendas and set meetings in accordance with that committee's charter at the frequency and length appropriate and necessary to carry out the committee's responsibilities.

        Any director who is not a member of a particular committee may attend any committee meeting with the concurrence of the committee chair or a majority of the members of that committee.

        Any director who so requests will be placed on the list to receive all information circulated to the members of any standing committee, unless the committee chair requests otherwise.

        At every meeting of any committee, the presence of a majority of all the members thereof shall constitute a quorum and, the by-laws of the Company, the act of a majority of such members present shall be deemed to constitute the act of such committee. Unless otherwise provided in the by-laws, the charter of a committee or in procedures adopted by the committee, meetings of committees may be called in the same manner and on the same notice as set forth for meetings of directors in the Company's by-laws, and a committee may act by unanimous written consent.

XII. Board Conduct and Review

        Members of the Board shall act at all times in accordance with the standards applicable to directors of the Company under the Company's certificate of incorporation and by-laws, the Business Corporations Act (Alberta), this Mandate and the requirements of the Company's Code of Business Conduct and Ethics (the "Code of Ethics").

        The Board, under the leadership of the Chair of the Board, shall conduct an annual review and evaluation of the conduct and performance of the Board, each standing committee and all directors, based upon completion by each director of an evaluation form, generally circulated after the final regularly scheduled Board meeting in each year, or upon such interviews of directors or other methods as the Chair of the Board believes appropriate and suitable for eliciting the relevant information. The evaluation form, or such other method, shall include questions designed to solicit an assessment of:

  •
  the composition and independence of the Board and each committee of which a director is a member;

  •
  access to and review of information from management by the Board and each committee on which a director is a member, and the quality and timeliness of such information;

  •
  the performance of the Board and each committee of which each director is a member;

  •
  the adequacy of the charter of each standing committee of which a director is a member;

  •
  the Board's responsiveness to shareholder concerns;

  •
  the content and effectiveness of, and compliance with, the Company's Code of Ethics; and

  •
  maintenance and implementation of this Mandate.

Schedule A - Page 7

        The review shall seek to determine whether the Board and its committees are functioning effectively and identify specific areas, if any, in need of improvement or strengthening. The results shall be summarized in a report made by the Chair of the Board to the full Board annually, generally during the regularly scheduled first quarter Board meeting in each year and the Board will collectively assess the results and the performance of the Board as a whole, each standing committee and all directors and formulate a response to such collective assessment accordingly. Each standing committee of the Board shall consider the report in connection with such committee's annual evaluation of its own performance.

XIII.  Orientation of Directors

        The Board shall provide appropriate orientation programs for new directors, which shall be designed both to familiarize new directors with the full scope of the business of the Company and the Business and key challenges and to assist new directors in developing and maintaining the skills necessary or appropriate for the discharge of their responsibilities. The Board and management shall also periodically arrange for site visits or provide materials or briefing sessions for all directors on subjects that would assist them in discharging their duties. The Company shall reimburse each director for reasonable costs incurred if the director chooses to attend and participate in one professionally sponsored conference or educational program annually relating to directors of publicly held companies and their duties and responsibilities.

XIV.  Director Compensation

        The Board shall review and approve annually the directors' compensation package. Director compensation should be sufficient to enable the Company to attract and retain talented and qualified individuals to serve on the Board and its standing committees. Accordingly, the Company will not be limited to benchmarking its director compensation package to those offered by companies in its peer group or those offered by companies of comparable size, stature and quality.

        The Board is aware that questions as to the independence of non-management directors may be raised when director's fees and other compensation and benefits exceed what is customary. The Board also is aware that similar concerns as to the independence of non-management directors may be raised if the Company makes substantial charitable contributions to organizations in which a non-management director is affiliated, or enters into consulting contracts with (or provides other indirect forms of compensation to) directors. The Board intends to evaluate these matters when determining the form and amount of director compensation and the independence of a director.

XV.  Age, Term and Other Limits

        The Board does not currently believe that this Mandate should place a fixed limit on the number of directorships that its directors hold in other companies or impose maximum age or term limits on its directors. The Board believes that such limitations are not necessary to ensure appropriate Board renewal and, in any event, arbitrarily restrict the pool of talent available for service on the Board. Directors are, however, encouraged to limit the number of directorships that they hold in public companies so that they can devote sufficient time to the discharge of their responsibilities to each public company for which they serve as a director, including the Company.

XVI.  General Limitations

        The members of the Board will discharge the oversight responsibilities set out in this Mandate and in any committee charters by, among other things, evaluating (a) reports given to them, (b) presentations made to them and (c) other significant business and financial reporting decisions which are reported to them by management, internal auditors, external auditors and others. Within the

Schedule A - Page 8

bounds of reasonable business judgment and assessment, and to the extent permissible under law, each member of the Board or of any committee will be entitled to rely on the integrity of the individuals and organizations within and outside of the Company from whom they receive such information. In discharging his or her duties as a member of the Board or of any committee, each member is entitled to rely on the records of the Company and on such information, opinions, reports or statements, including financial statements and other financial data, that is prepared and presented by (i) any officer, employee or committee of the Company or (ii) legal counsel, external auditors, outsourced internal auditors, governance consultants, compensation consultants or other persons as to matters the member reasonably believes are within the person's professional or expert competence and who was selected with reasonable care by or on behalf of the Company, the Board or committee of the Board or any committee of the Company.

XVII.  Mandate

        The Board shall annually re-evaluate this Mandate and make such revisions as it deems necessary or appropriate. In doing so, the Board shall consider other corporate governance guidelines identified by leading governance authorities and the evolving needs of the Company.

        If the Board ascertains at any time that any of the guidelines set forth in this Mandate are not being observed, the Board shall take such action as it deems reasonably necessary to assure full compliance as promptly as practicable.

        When this Mandate provides that any particular action by the Board, a committee or the Chair of the Board take place at or in connection with a particular quarterly meeting, such action may be taken at an earlier or later time, in the discretion of the Board, committee or Chair, as applicable.

        The Board is responsible for the enactment and approval of changes in the Code of Ethics. The Audit Committee has responsibility for the oversight of the implementation and administration of the Code of Ethics, the review and assessment at least annually of the effectiveness of the Code of Ethics and the recommendation to the Board of suggested changes in the Code of Ethics.

October 2017

Schedule A - Page 9

SCHEDULE B

KINDER MORGAN CANADA LIMITED
CHARTER OF THE
AUDIT COMMITTEE

I.     Purpose

        The Audit Committee ("Committee") is appointed by the board of directors (the "Board") of Kinder Morgan Canada Limited (the "Company") to assist the Board in fulfilling its oversight responsibilities. The Committee's primary purpose is to:

  •
  monitor the integrity of the Company's financial statements, financial reporting processes, systems of internal controls regarding finance, accounting and legal compliance and disclosure controls and procedures;

  •
  monitor the Company's compliance with legal and regulatory requirements;

  •
  subject to the rights of shareholders and applicable law, recommend for appointment, engage, oversee, retain, compensate and evaluate the Company's external auditors, pre-approve all audit and non-audit services to be provided, consistent with all applicable laws, to the Company by the Company's external auditors, and establish the fees and other compensation to be paid to the external auditors;

  •
  monitor and evaluate the qualifications, independence and performance of the Company's external auditors and internal auditing function; and

  •
  establish procedures for the receipt, retention, response to and treatment of complaints, including confidential, anonymous submissions by the Company's employees, regarding accounting, internal controls, disclosure or auditing matters, and provide an avenue of communication among the external auditors, management, the internal auditing function and the Board.

        References in this Audit Committee Charter ("Charter") to management or employees of the Company, or groups or functions of the Company (such as the risk management group) include all employees of Kinder Morgan Canada Inc. ("KMCI") or any of its affiliates performing services for the Company pursuant to the terms of the services agreement among the Company, KMCI, Kinder Morgan Canada GP Inc. and Kinder Morgan Canada Limited Partnership.

II.    Membership

  1.
  The Committee will be comprised of at least three members of the Board, each of whom must meet the independence criteria set forth in National Instrument 52-110—Audit Committees ("NI 52-110") at all times during his or her tenure on the Committee. The Board must unanimously determine that nominees for the Committee meet the applicable independence requirements before it places such nominees on the Committee.

  2.
  All members should possess "financial literacy" (as such term is defined in NI 52-110), or acquire such literacy within a reasonable period of time after joining the Committee.

  3.
  No director will be appointed to the Committee who is currently serving on the audit committees of two or more other public companies unless the Board determines that such simultaneous service would not impair the ability of such member to serve on the Committee and such determination is disclosed in the Company's subsequent management proxy circular.

  4.
  The members of the Committee and the Committee Chair will be appointed by the Board, generally at or prior to the regularly scheduled first quarter meeting of the Board, to serve for

Schedule B - Page 1

    an annual term and until their successors shall be duly appointed. The Chair will be available, capable, qualified and competent in dealing with financial and related issues. Any member of the Committee or the Chair may resign or, subject to the Company's by-laws, be removed by the Board from membership on the Committee or as the Chair. The Committee shall not have alternate members. When a vacancy occurs at any time in the membership of the Committee, that vacancy may be filled by the Board.

III.  Meetings

        The Committee shall meet at least four times annually, usually in conjunction with the Board's regularly scheduled Board meetings, or more frequently as circumstances dictate. The Committee may request any officer or employee of the Company or the Company's counsel or other advisors or consultants to attend a meeting of the Committee or to meet with any member of or advisor to the Committee. Unless otherwise requested by the Chair of the Committee or a majority of the members of the Committee, the external auditors and internal auditors shall attend every meeting of the Committee. The Committee has had and will continue to have regular, direct and confidential access to the Company's external auditors and internal auditors. In preparing the agenda for each Committee meeting, the Chair shall solicit input on the agenda items for the meeting from the other directors, as well as the Company's external auditors and other relevant members of management of the Company.

IV.    Responsibilities

        The Committee's responsibility is oversight, and it and the Board recognize that management is responsible for the preparation, presentation and integrity of the Company's financial statements. Management and the internal auditors are responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The external auditors are responsible for planning and carrying out a proper audit of the Company's annual financial statements, reviews of the Company's quarterly financial statements, and other procedures. It is not the Committee's responsibility to certify the Company's financial statements or to guarantee the external auditor's report. It is recognized that the members of the Committee are not full-time employees of the Company and, while each member of the Committee should possess financial literacy or acquire financial literacy within a reasonable period of time after joining the Committee, the members of the Committee are not, and do not hold themselves out to be, accountants or auditors by present profession or certified experts in the field of accounting, auditing or auditor independence. It is also the responsibility of management to assure compliance with laws and regulations and the Company's policies with oversight by the Committee in the areas covered by this Charter.

        In this regard, the following functions are expected to be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate under any particular set of circumstances.

  Financial Reporting

        The Committee will:

  1.
  Review with management and the external auditors any issues relating to the Company's financial statements and the results of the audit thereof. Prior to the filing of any audit required under the securities laws, the auditor shall report to the Committee (a) all critical accounting policies and practices to be used; (b) all alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management; (c) the ramifications of the use of such alternative

Schedule B - Page 2

    disclosures and treatments; (d) the treatment preferred by the external auditor; (e) other material written communications between the external auditor and management, such as any management letter or schedule of unadjusted differences; and (f) any other reports required to be delivered by the external auditors to the Committee.

  2.
  Review management's disposition of proposed significant audit adjustments as identified by the external auditors.

  3.
  Inquire into whether the statements and disclosures fairly present, in all material respects, the financial condition and results of operations of the Company by requesting explanations from management and from the internal and external auditors on whether:

  •
  generally accepted accounting principles have been consistently applied;

  •
  there are any significant or unusual events or transactions;

  •
  the Company's financial and operating controls are appropriately designed and functioning effectively;

  •
  the Company's disclosure controls are appropriately designed and functioning effectively; and

  •
  the Company's financial statements contain adequate and appropriate disclosures.

  4.
  Review with the external auditors their views as to the quality of the Company's accounting principles and financial reporting practices.

  5.
  Review and discuss with management, the external auditors and internal auditors, as appropriate, (a) material issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and material issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies; (b) analyses prepared by management and/or the external auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative generally accepted accounting principles methods on the financial statements; (c) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, if any, on the financial statements of the Company; and (d) the type and presentation of information to be included in earnings press releases (paying particular attention to any use of "pro forma," or "adjusted" non-GAAP, information), as well as financial information and earnings guidance provided to analysts and rating agencies.

  6.
  Meet to review and discuss with management and the external auditors all financial statements and financial disclosure, and approve (in the case of the Company's quarterly financial statements, to the extent delegated by the Board) or recommend to the Board for approval, as applicable, the Company's quarterly and annual financial statements, including the notes thereto, and the related management's discussion and analysis and earnings press release, in each case prior to their release to the public.

  7.
  Review with the Chief Executive Officer and Chief Financial Officer the processes undertaken by them to satisfy the requirements for certification relating to the Company's quarterly and annual reports to be filed with securities regulators, to confirm that the information required to be disclosed is recorded, processed, summarized and reported within the time periods specified for the reporting period. Obtain assurances from the Chief Executive Officer and Chief Financial Officer as to the adequacy and effectiveness of the Company's disclosure

Schedule B - Page 3

    controls and procedures and systems of internal control over financial reporting and that any fraud or illegal acts involving any employees or officers is reported to the Committee.

  8.
  Discuss with management earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies. The Committee's responsibility to discuss earnings releases, financial information and earnings guidance may be done generally (i.e., discussion of the types of information to be disclosed and the type of presentation to be made). The Committee is not required to discuss in advance each earnings release or instance in which the Company may provide earnings guidance. If it is not otherwise practicable for the entire Committee to discuss financial information and earnings guidance provided to analysts and rating agencies, such discussion may be performed by the Chair of the Committee.

  9.
  Review and discuss with management the disclosure of financial information, including the use of "pro forma" or non-GAAP financial information and earnings guidance, contained in any press releases or filings filed with the securities regulators (or provided to analysts or rating agencies). Consideration should be given as to whether the information is consistent with the information contained in the financial statements of the Company. Such review and discussion should occur before public disclosure and may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made). The Committee shall periodically assess the adequacy of such review.

  10.
  Review and discuss management's process for the use in financial statements and earnings releases of financial parameters that are non-GAAP measures.

  Internal Control

        The Committee will:

  1.
  Review and discuss with management, as well as internal and external auditors, the Company's policies and procedures related to financial risk assessment and risk management, including the Company's material financial risk exposures, the steps management has taken to monitor and control such exposures and the adequacy of the Company's overall control environment and controls in areas representing significant financial risk. It is the responsibility of management to assess and manage the Company's exposure to risk, but the Committee will discuss guidelines and policies to govern the process by which risk assessment and management is undertaken.

  2.
  At each regularly scheduled meeting of the Committee, request that the internal and external auditors present to and discuss with the Committee any significant findings and recommendations they have made but not previously presented. To the extent practicable, the internal and external auditors shall appraise the Chair of the Committee of any such findings or recommendations prior to the time an agenda for such meeting is provided to the Committee. If either the internal or external auditors believe that any such finding or recommendation should be brought to the attention of the Committee prior to its next regularly scheduled meeting, they shall promptly appraise the Chair of the Committee thereof and if appropriate the Chair shall call a special meeting of the Committee.

  3.
  Gain an understanding of whether internal control recommendations made by internal and external auditors have been implemented by management.

  4.
  Inquire as to the extent to which internal and external auditors review computer systems and applications and the security of such systems and applications.

Schedule B - Page 4

  Internal Audit

  1.
  The Committee will review as often as it deems necessary but at least annually:

  •
  the annual audit plan, activities and organizational structure of the internal audit function;

  •
  the qualifications of the internal audit function and, when necessary, participate in the appointment, replacement, reassignment, or dismissal of the director of internal audit; and

  •
  the effectiveness of the internal audit function.

  2.
  The Committee will review periodically as it deems appropriate the reports prepared by the internal audit staff and management's responses to such reports.

  3.
  The Committee will review and discuss with the external auditor the responsibilities, budget and staffing of the Company's internal audit function.

  4.
  If the Company outsources all or a portion of its internal audit function:

  •
  The Company's external auditors may not provide any of the internal audit function while they serve as external auditors, and for one full audit cycle after the termination of their engagement as external auditors.

  •
  The Committee cannot engage an accounting firm to perform internal audit services for the Company if the Chief Executive Officer, Controller, Chief Financial Officer, Vice President, Finance or any person in an equivalent position was employed by such accounting firm and participated in any capacity in the internal audit of the Company within one year preceding the initiation of the internal audit.

  •
  The Committee will, at least annually, use its reasonable efforts to obtain and review a report from the accounting firm providing outsourced internal auditor services addressing: (a) the accounting firm's internal quality-control procedures; and (b) any material issues raised by the most recent internal quality-control review, or peer review, of the accounting firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the accounting firm and any steps taken to deal with such issues.

  External Audit

  1.
  The Committee will review:

  •
  the external auditors' proposed audit scope and approach; and

  •
  performance of the external auditors.

  2.
  Subject to the rights of shareholders and applicable law, the Committee will have the direct responsibility for and the sole authority to recommend for appointment, engage, oversee, retain, compensate and evaluate the Company's external auditors, including the resolution of any disagreements between management and the Company's external auditors regarding financial reporting. The Committee, or the Chair or other members of the Committee delegated such authority by the Committee, must pre-approve all audit services to be provided to the Company by the Company's external auditors. The external auditors will report directly to the Committee. The Company will provide appropriate funding (as determined by the Committee) for payment of compensation to the Company's external auditors. The Committee will recommend to the Board that the selection of external auditors be ratified and approved by the shareholders of the Company.

Schedule B - Page 5

  3.
  The Committee, or the Chair or other members of the Committee delegated such authority by the Committee, has the sole authority to and must approve in advance any non-audit services performed by the Company's external auditors, including tax services. The decisions of any member or members of the Committee to whom authority has been delegated pursuant to the first sentence of this paragraph to approve in advance non-audit services will be presented to the Committee at its next meeting.

  4.
  The lead (or coordinating) audit partner associated with the Company's external auditors will be reviewed and evaluated by the Committee at least annually and the lead (or coordinating) audit partner and the reviewing (or concurring) audit partner must be changed in accordance with any applicable legal or professional requirements. In its review of the external auditor and the lead partner, the Committee shall consider the opinions of management and the Company's internal auditors. In addition to the rotation of audit partners, the Committee will consider whether there should be a rotation of the audit firm itself to assure continuing auditor independence.

  5.
  The Committee cannot engage external auditors to perform audit services for the Company if the Company's Chief Executive Officer, Chief Financial Officer, Vice President, Finance or any person in an equivalent position for the Company was employed by such external auditors and participated in any capacity in the audit of the Company within one year preceding the initiation of the audit.

  6.
  The Committee will, at least annually, use its reasonable efforts to obtain and review a report from the external auditors addressing: (a) the auditors' internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the external auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the external auditors and any steps taken to deal with such issues; (c) the independence of the external auditors, including a delineation of all relationships between the auditor and the Company; (d) each non-audit service provided to the Company; (e) the aggregate fees billed for each of the previous two fiscal years for each of (i) professional services rendered for the audit of the Company's financial statements and review of the Company's quarterly financial statements or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years; (ii) assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements and are not included in clause (i); (iii) professional services for tax compliance, tax advice, and tax planning; and products and services other than those in clauses (i), (ii) or (iii); and (f) if greater than 50%, the percentage of the hours expended on the most recent audit that were attributable to persons other than the external auditor's full-time, permanent employees. The Committee shall discuss such report with the auditor, and shall actively engage in a dialogue with the auditor with respect to any disclosed discussion of any relationships or services with or for the Company that may impact the auditor's objectivity and independence.

  7.
  The Committee will regularly review with the external auditor any problems or difficulties the auditor encountered in the course of the audit work, including any restrictions on the scope of the external auditor's activities or on access to requested information, and any significant disagreements with management. The Committee will also review with the external auditor any accounting adjustments that were noted or proposed by the auditor but were "passed" (as immaterial or otherwise); any communications between the external audit team and the external audit firm's national office respecting auditing or accounting issues posed by the engagement; and any "management" or "internal control" letter issued, or proposed to be

Schedule B - Page 6

    issued, by the external auditor to the Company. The Committee will also review with the external auditor management's responses to any of these matters.

  Other Responsibilities

        The Committee will:

  1.
  Meet at least quarterly with the external auditors, director of internal audit, and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately.

  2.
  Maintain minutes of meetings and update the Board about significant Committee activities and make appropriate recommendations, as often as the Board or Committee deems appropriate. The Committee will review with the Board any significant issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the external auditors, or the performance of the Company's internal auditors and internal audit function.

  3.
  Annually review and assess the continuing adequacy of this Charter and the performance of the Committee and, if appropriate, recommend changes for the approval of the Board.

  4.
  Prepare a report to shareholders to be included in the Company's periodic disclosure if required by applicable law.

  5.
  Oversee, review and approve changes to policies for the hiring by the Company of present or former employees of the Company's external auditors.

  6.
  When required by the Company's Code of Business Conduct and Ethics (the "Code of Ethics") or when requested by the Board, approve related party transactions by a vote of the disinterested members of the Committee.

  7.
  Perform any other activities consistent with this Charter, the Mandate of the Board (the "Board Mandate"), the Company's certificate of incorporation and by-laws and applicable law, as the Committee or the Board deems necessary, appropriate or desirable.

  8.
  As appropriate, obtain advice and assistance from outside legal, accounting or other advisors.

V.     Ethical and Legal Compliance

        The Committee will:

  1.
  Review and assess at least annually the Code of Ethics, recommend changes in the Code of Ethics as conditions warrant and confirm that management has established a system to monitor compliance with the Code of Ethics by officers and relevant employees of the Company.

  2.
  Review management's monitoring of the Company's compliance with the Code of Ethics, and evaluate whether management has systems in place designed to maximize the likelihood that the Company's financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy applicable legal requirements.

  3.
  Review, with the Company's counsel, legal compliance matters including securities trading policies.

  4.
  Review, with the Company's counsel, any legal matter that could have a significant impact on the Company's financial statements.

Schedule B - Page 7

  5.
  Oversee, review and approve changes to procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

VI.   Power to Engage Advisors

        As provided in Board Mandate, the Committee has the sole authority, without further authorization of the Board and at the Company's expense, to retain (and terminate as necessary) and compensate any accounting, legal or other firm of experts to advise the Committee as it deems necessary or appropriate. The Committee shall have sole authority to approve any such firm's fees and other retention terms. The Company shall at all times make adequate provision for the payment of all fees and other compensation, approved by the Committee, to any such firm employed by the Committee.

VII. Procedures

        The Committee shall conduct its operations in accordance with any applicable procedures set forth in the Company's by-laws applicable to the operations of the Board and its committees, and in accordance with this Charter and the relevant provisions of the Board Mandate. The Committee shall have the authority to adopt such additional procedures for the conduct of its business as are not inconsistent with those referred to in the preceding sentence. When this Charter provides that any particular action take place at or in connection with a particular quarterly meeting, such action may be taken at an earlier or later time, in the discretion of the Committee. The Committee shall have no authority to delegate its responsibilities specified in this Charter to any subcommittee, except for pre-approval of audit and non-audit services as provided under "External Audit." The Committee will report, through the Committee Chair, to the Board following meetings of the Committee on matters considered by the Committee and its activities.

October 2017

Schedule B - Page 8

KINDER MORGAN CANADA LIMITED Security Class Holder Account Number -------Fold Form of Proxy - Annual Meeting to be held on Wednesday, May 16, 2018 This Form of Proxy is solicited by and on behalf of Management. Notes to proxy 1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse). 2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy. 3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy. 4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder. 5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management. 6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. 7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof. 8. This proxy should be read in conjunction with the accompanying documentation provided by Management. Proxies submitted must be received by 9:00 am, MDT, on Monday, May 14, 2018 -------Fold

Appointment of Proxyholder I/We being holder(s) of Kinder Morgan Canada Limited hereby appoint(s): Steven J. Kean, or failing him, Dax A. Sanders, or failing him, Scott Stoness, or failing him, Melanie Blair Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein. OR As my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual Meeting of shareholders of Kinder Morgan Canada Limited to be held at The Grand Lecture Theatre of the Metropolitan Conference Centre, 333 4th Avenue SW Calgary, AB, on Wednesday, May 16, 2018 at 9:00 am MDT and at any adjournment or postponement thereof. VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES. 1. Election of Directors For Withhold For Withhold For Withhold 01. Steven J. Kean 02. Kimberly A. Dang 03. Daniel P. E. Fournier -------Fold 04. Gordon M. Ritchie 05. Dax A. Sanders 06. Brooke N. Wade Withhold 2. Appointment of Auditors Appointment of PricewaterhouseCoopers LLP as the independent Auditors of the company for the ensuing year and authorizing the Directors to fix their remuneration. To consider such other business as may properly be brought before the meeting or any adjournment or postponement thereof. -------Fold Authorized Signature(s) - This section must be completed for your instructions to be executed. Signature(s) Date I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management. Interim Financial Statements - Mark this box if you would like to receive Interim Financial Statements and accompanying Management’s Discussion and Analysis by mail. Annual Financial Statements - Mark this box if you would NOT like to receive the Annual Financial Statements and accompanying Management’s Discussion and Analysis by mail. If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist. X K I Q 2 7 1 5 9 5 A R 2 For